united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22638

Arrow Investments Trust

(Exact name of registrant as specified in charter)

6100 Chevy Chase Drive Suite 100 , Laurel MD 20707

(Address of principal executive offices) (Zip code)

Corporation Service Company

251 Little Falls Drive

Wilmington, Delaware 19808

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 7/31

Date of reporting period: 7/31/17

Item 1. Reports to Stockholders.

Arrow DWA Balanced Fund
Arrow DWA Tactical Fund
Arrow Alternative Solutions Fund
Arrow Managed Futures Strategy Fund

Annual Report
July 31, 2017

1-877-277-6933

Distributed by Archer Distributors, LLC
Member FINRA

Dear Shareholder,

We are pleased to provide the annual report for the Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow Alternative Solutions Fund and Arrow Managed Futures Strategy Fund (each “the Fund” and collectively “the Funds”) for the one-year period ended July 31, 2017. During the past year, we have continued our ongoing client education efforts regarding the potential benefits of combining tactical asset allocation with alternative assets. All of our Funds continue to support this philosophy.

Arrow DWA Balanced Fund allows investors to gain exposure to sophisticated asset allocation strategies similar to those used by institutions and endowments. The Fund stays responsive to market conditions through a relative strength-based allocation process across a diverse array of market segments primarily through a combination of exchange traded products and individual equities based on the DWA Balanced investment model. The Fund may also use derivatives and futures to gain exposure to some markets, such as commodities and currencies. This is done when trading efficiency and cost benefits to the Fund would have the potential for a net positive impact on overall performance by reducing acquired fund fees from holding an ETF. As conditions change, the tactical nature of the Fund allows it to seek new market leadership. The Fund’s net assets were more than $117 million at the end of July 2017. Since the Fund’s inception in August 2006 through the end of July 2017, the Fund’s annualized performance was 4.54% (Class A, without load), while the S&P 500 Index returned 8.49% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 4.51% over the same time period. The Fund (Class A, without load) was up 1.16% for the one-year period through July 2017, lagging the S&P 500’s 16.04% return over the same period. Over the same one-year period, bonds were down slightly at -0.51%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The domestic equity markets were very strong over the past year. However, the Fund’s diversified exposure to bonds, foreign equities and alternative assets accounted for much of its underperformance. The Fund is mandated to maintain diversification, which may help with volatility when traditional markets become erratic. The Fund’s relative-strength-based approach continues to evolve and respond to the changing markets. But again, overall performance of the Fund was muted relative to domestic equities due to the diverse global asset class exposure.

Arrow DWA Tactical Fund stays responsive to market conditions through a relative strength-based allocation process across a concentrated portfolio primarily consisting of exchange traded products based on the DWA Systematic RS Global Macro investment model. The Fund may also use derivatives and futures to gain exposure to some markets, such as commodities and currencies. This is done when trading efficiency and cost benefits to the Fund would have the potential for a net positive impact on overall performance by reducing acquired fund fees from holding an ETF. The Arrow DWA Tactical Fund’s net assets are at approximately $186 million through the end of July 2017. Since its inception in May 2008 through July 2017, the Fund’s Class A shares (without load) had an annualized return of 2.82% versus the broad domestic stock market’s return of 8.72% as measured by the S&P 500 Index. The Bloomberg Barclays U.S. Aggregate Bond Index returned 4.15% over the same time period. Keep in mind that the performance since inception can be deceiving, considering the Fund was launched around the market peak shortly before the global financial crisis of 2008-09. Choppy markets and frequent changes in market leadership tend to hinder relative strength-based strategies, particularly those with concentrated holdings exposure.

Despite the timing of the Fund’s launch, returns since inception are positive and the strategy has had many periods where it has shined versus its peers. The Fund (Class A, without load) was up 5.92% for the one-year period, trailing the S&P 500’s 16.04%. When compared to the bond market, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index’s one-year return of -0.51%. The one-year returns lagged the domestic equity markets for a few reasons. The alternative exposure, which was showing strong relative strength at the start of the one-year period, reversed with falling energy prices. In addition, the Fund also had international equity exposure throughout the year that provided positive returns, just not as robust as the domestic equity markets. As one would expect, the portfolio did ultimately rotate out of commodities and moved to a more equity-centric exposure. This is an example of how the global macro approach continues to adapt to changing market conditions through its relative strength-based strategy. The Fund benefits from sustained trends and fewer shifts in market leadership.

Arrow Alternative Solutions Fund allows investors to gain exposure to three nontraditional bond strategies within a single portfolio. The Fund is designed to provide tactical long, flat and/or short exposure to three distinct fixed income baskets of high yield, credit default and government bonds. The Fund uses direct exposure to individual bonds, as well as futures for positional exposure, or to create market neutral positions, when bond market liquidity is a factor. The Fund’s focus on alternative fixed income follows three distinct systematic tactical strategies that act independently of one another and are unique to each market segment. The Fund’s net assets were more than $122 million at the end of July 2017. Since its inception in October 2007 through July 2017, the Fund’s Class A shares (without load) had an annualized return of -0.18% versus the Bloomberg Barclays U.S. Aggregate Bond Index return of 4.25% over the same period. It is important to remember that some of that performance occurred prior to the Fund’s current alternative fixed income approach, which went into effect on March 31, 2014. The Fund (Class A, without load) was up 3.39% for the one-year period ending July 2017, while the Bloomberg Barclays U.S. Aggregate Bond Index returned -0.51%. Traditional bonds struggled and were flat to negative for the year. However, the alternative multi-strategy approach of the Fund was able to successfully earn gains for the year. During the past year, the long/short Credit Suisse Fixed Income Arbitrage Hedge Fund Index and PCM Emerald Long/Short Debt HF Index both also were able to outperform the long-only U.S. bond markets, returning 8.22% and 0.26%, respectively. In general, alternative long/short fixed income strategies that were able to adapt to the changes in the bond market seemed able to capture some opportunistic returns that were missed by some long-only strategies, even despite periods of choppiness and volatility.

Arrow Managed Futures Strategy Fund follows a strategy that seeks to provide exposure to a wide range of global futures markets. In October 2015, the Fund began tracking the DUNN Capital World Monetary & Agricultural (“WMA”) Program, a systematic quantitative managed futures program overseen by DUNN Capital Management, LLC. With more than 30 years of experience, DUNN has received several awards and has been recognized as an industry leader. The DUNN WMA Program provides access to more than 50 global markets through the use of more than 100 proprietary trading models. The nature of managed futures generally requires direct or indirect exposure to the futures market, rather than holding physical commodities and financial instruments. The Fund is intended to complement traditional portfolios due to the historically low correlation of managed futures relative to many other asset classes. The Fund’s net assets were more than $122 million at the end of July 2017. Since its inception at the end of April 2010 through the end of July 2017, the Fund (Class A, without load) has an annualized return of -2.76%, while the broad market S&P 500 Index has returned an annualized 13.01% and the Bloomberg Barclays U.S. Aggregate Bond Index returned an annualized 3.48%. The managed futures Barclay BTOP 50 Index has returned a relatively flat annualized 0.16% during the same time period. The Fund (Class A, without load) lost -18.21% in the one-year period ended July 31, 2017, while the S&P 500 Index, Bloomberg Barclays U.S. Aggregate Bond Index and Barclay BTOP 50 Index returned 16.04%, -0.51% and -11.65%, respectively, over the same time period. The DUNN WMA Program has historically embraced a wider range of volatility than the managed futures strategies represented by the Barclay BTOP 50 Index, which would explain the underperformance for the year. However, a one-year period is a fairly short period for the Fund or the benchmark, as managed futures strategies are generally intended for investors with a long-term investment horizon.

For more information, please visit our website at www.arrowfunds.com. We are grateful for your investment and for your continued confidence in our company.

Sincerely,

Joseph J. Barrato

Chief Executive Officer

Arrow Investment Advisors, LLC

August 2017

AD-090717

Arrow DWA Balanced Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2017

The Fund’s performance figures* for the periods ended July 31, 2017, as compared to its benchmarks:

					Annualized
		Annualized	Annualized	Annualized	Since Inception -
	One Year	Three Year	Five Year	Ten Year	July 31, 2017
Arrow DWA Balanced Fund - Class A **	1.16%	2.04%	4.80%	3.61%	4.54%
Arrow DWA Balanced Fund - Class A with load **	(4.68)%	0.05%	3.57%	3.00%	3.98%
Arrow DWA Balanced Fund - Class C **	0.41%	1.26%	4.00%	2.83%	3.76%
Arrow DWA Balanced Fund - Institutional Class Shares ***	1.46%	2.29%	5.05%	N/A	4.52%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.51)%	2.71%	2.02%	4.44%	4.51%** / 2.59%***
S&P 500 Index	16.04%	10.87%	14.78%	7.74%	8.49%** / 13.51%***
Morningstar Global Flexible Allocation EW Index	10.09%	4.81%	7.74%	5.04%	5.86% ^ / 6.89% ^^

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. All total returns as indicated above are calculated using the traded NAV on July 31, 2017. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.71% for Class A shares, 2.46% for Class C shares and 1.46% for the Institutional Class shares per the December 1, 2016 prospectus. For performance information current to the most recent month-end, please call 1-877-277-6933. Updated information regarding the Fund’s expense ratios is available in the Financial Highlights.

**	Inception date is August 7, 2006 for Class A and Class C shares.

***	Inception date is March 21, 2012 for Institutional Class shares.

^	Since 9/1/06 (Only monthly returns are available, therefore not able to show data as of 8/7/06)

^^	Since 4/1/12 (Only monthly returns are available, therefore not able to show data as of 3/21/12)

The Bloomberg Barclays U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

The Morningstar Global Flexible Allocation EW Index offers exposure to all of the major asset classes globally, but do not have a specific target asset allocation, thus may invest in variable proportions of stocks, bond or cash.

Comparison of the Change in Value of a $10,000 Investment

Arrow DWA Balanced Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
July 31, 2017

The Fund’s Asset Classes are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds	63.7%
Mutual Fund	9.9%
Common Stocks
Communications	2.1%
Consumer Discretionary	6.2%
Consumer Staples	0.8%
Financials	1.5%
Health Care	0.8%
Industrials	2.1%
Materials	1.7%
Technology	5.7%
Real Estate	0.8%
Money Market Fund	3.4%
Other Assets Less Liabilities	1.3%
100.0%

Please refer to the Consolidated Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Arrow DWA Tactical Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2017

The Fund’s performance figures* for the periods ended July 31, 2017, as compared to its benchmarks:

				Annualized
		Annualized	Annualized	Since Inception -
	One Year	Three Year	Five Year	July 31, 2017
Arrow DWA Tactical Fund - Class A **	5.92%	4.73%	7.94%	2.82%
Arrow DWA Tactical Fund - Class A with load **	(0.21)%	2.70%	6.67%	2.16%
Arrow DWA Tactical Fund - Class C **	5.15%	3.97%	7.12%	2.05%
Arrow DWA Tactical Fund - Institutional Class Shares ***	6.20%	5.01%	8.22%	7.72%
S&P 500 Index	16.04%	10.87%	14.78%	8.72%** /13.51% ***
Bloomberg Barclays U.S. Aggregate Bond Index	(0.51)%	2.71%	2.02%	4.15%** / 2.59% ***
Morningstar Global Flexible Allocation EW Index	10.09%	4.81%	7.74%	5.06% ^ / 6.89% ^^

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.76% for Class A shares, 2.51% for Class C shares and 1.51% for the Institutional Class shares per the December 1, 2016 prospectus. For performance information current to the most recent month-end, please call 1-877-277-6933. Updated information regarding the Fund’s expense ratios is available in the Financial Highlights.

**	Inception date is May 30, 2008 for Class A and Class C shares.

***	Inception date is March 21, 2012 for Institutional Class shares.

^	Since 6/1/08 (Only monthly returns are available, therefore not able to show data as of 5/30/08)

^^	Since 4/1/12 (Only monthly returns are available, therefore not able to show data as of 3/21/12)

The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

The Bloomberg Barclays U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

The Morningstar Global Flexible Allocation EW Index offers exposure to all of the major asset classes globally, but does not have a specific target asset allocation, thus may invest in variable proportions of stocks, bond or cash.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Asset Classes are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds - Equity Funds	100.0%
Money Market Fund	0.3%
Liabilities in Excess of Other Assets	(0.3)%
100.0%

Please refer to the Consolidated Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Arrow Alternative Solutions Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2017

The Fund’s performance figures* for the periods ended July 31, 2017, as compared to its benchmarks:

				Annualized
		Annualized	Annualized	Since Inception -
	One Year	Three Year	Five Year	July 31, 2017
Arrow Alternative Solutions Fund - Class A **	3.39%	5.48%	2.59%	(0.18)%
Arrow Alternative Solutions Fund - Class A with load **	(2.53)%	3.43%	1.38%	(0.78)%
Arrow Alternative Solutions Fund - Class C **	2.58%	4.67%	1.81%	(0.91)%
Arrow Alternative Solutions Fund - Institutional Class Shares ***	3.63%	5.77%	2.84%	2.32%
S&P 500 Index	16.04%	10.87%	14.78%	7.20% **/13.51% ***
Bloomberg Barclays U.S. Aggregate Bond Index	(0.51)%	2.71%	2.02%	4.25% ** / 2.59% ***
Credit Suisse Fixed Income Arbitrage Hedge Fund Index	8.22%	3.25%	4.36%	3.61% ^ / 4.73% ^^
PCM Emerald Long/Short Debt HF Index	0.26%	(0.05)%	(0.01)%	0.36% ^ / (0.01)% ^^

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. All total returns as indicated above are calculated using the traded NAV on July 31, 2017. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 1.44% for Class A shares, 2.19% for Class C shares and 1.19% for the Institutional Class shares per the December 1, 2016 prospectus. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-877-277-6933. Updated information regarding the Fund’s expense ratios is available in the Financial Highlights.

**	Inception date is October 31, 2007 for Class A and Class C shares.

***	Inception date is March 21, 2012 for Institutional Class shares.

^	Since 11/1/07 (Only monthly returns are available, therefore not able to show data as of 10/31/07)

^^	Since 4/1/12 (Only monthly returns are available, therefore not able to show data as of 3/21/12)

The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

The Bloomberg Barclays U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

The Credit Suisse Fixed Income Arbitrage Hedge Fund Index is a subset of the Credit Suisse Hedge Fund IndexSM that measures the aggregate performance of dedicated short bias funds. Fixed income arbitrage funds typically attempt to generate profits by exploiting inefficiencies and price anomalies between related fixed income securities. Funds often seek to limit volatility by hedging out exposure to the market and interest rate risk. Strategies may include leveraging long and short positions in similar fixed income securities that are related either mathematically or economically. The sector includes credit yield curve relative value trading involving interest rate swaps, government securities and futures; volatility trading involving options; and mortgage-backed securities arbitrage (the mortgage-backed market is primarily U.S.-based and over-the-counter).

The PCM Emerald Long/Short Debt HF Index uses an approach selecting the ETFs based upon a multi-factor quantitative approach.

Comparison of the Change in Value of a $10,000 Investment

Arrow Alternative Solutions Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
July 31, 2017

The Fund’s Asset Classes are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds - Conservative Allocation	41.5%
Exchange Traded Funds - Corporate	15.0%
Corporate Bonds	33.8%
Money Market Fund	0.7%
Other Assets Less Liabilities	9.0%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Arrow Managed Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2017

The Fund’s performance figures* for the periods ended July 31, 2017, as compared to its benchmarks:

				Annualized
		Annualized	Annualized	Since Inception-
	One Year	Three Year	Five Year	July 31, 2017
Arrow Managed Futures Strategy Fund - Class A **	(18.21)%	(0.25)%	(1.87)%	(2.76)%
Arrow Managed Futures Strategy Fund - Class A with load **	(22.93)%	(2.20)%	(3.04)%	(3.56)%
Arrow Managed Futures Strategy Fund - Class C **	(18.04)%	(0.62)%	(2.39)%	(3.34)%
Arrow Managed Futures Strategy Fund - Institutional Class Shares ***	(17.85)%	0.04%	(1.57)%	(2.22)%
A.I. Managed Futures Volatility Index	5.10%	9.97%	6.76%	7.34% ^ / 5.49% ^^
S&P 500 Index	16.04%	10.87%	14.78%	13.01% ** / 13.51% ***
Bloomberg Barclays U.S. Aggregate Bond Index	(0.51)%	2.71%	2.02%	3.48% ** / 2.59% ***
Bloomberg Barclay BTOP50 Index	(11.65)%	0.51%	(0.40)%	0.07% ^ / 13.77% ^^

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. All total returns as indicated above are calculated using the traded NAV on July 31, 2017. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.43% for Class A shares, 2.18% for Class C shares and 1.18% for the Institutional Class shares per the December 1, 2016 prospectus. For performance information current to the most recent month-end, please call 1-877-277-6933. Updated information regarding the Fund’s expense ratios is available in the Financial Highlights.

**	Inception date is April 30, 2010 for Class A and Class C shares. Inception date is March 21, 2012 for Institutional Class shares.

***	Inception date is March 21, 2012 for Institutional Class shares.

^	Since 5/1/10 (Only monthly returns are available, therefore not able to show data as of 4/30/10)

^^	Since 4/1/12 (Only monthly returns are available, therefore not able to show data as of 3/21/12)

The A.I. Managed Futures Volatility Index (AIMFV) is a long/short/flat diversified managed futures index. The index is both systematically and quantitatively based index of numerous components that serve as a proxy for exposures to economic sectors related to financial futures, commodity and volatility futures. Elementally AIMFV provides exposure to Managed Futures sectors. This exposure is complimented with innovative overlays that account for multi-factor seasonality, and a focus on efficient access to directional movements inherent in the underlying components of futures contracts.

The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

The Bloomberg Barclays U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

The Bloomberg Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. To be included in the BTOP50, the following criteria must be met: program must be open for investment; manager must be willing to provide us daily returns; program must have at least two years of trading activity; program’s advisor must have at least three years of operating history; and the BTOP50’s portfolio will be equally weighted among the selected programs at the beginning of each calendar year and will be rebalanced annually.

Comparison of the Change in Value of a $10,000 Investment

Arrow Managed Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
July 31, 2017

The Fund’s Asset Classes are as follows:

Asset Class	% of Net Assets
U.S. Treasury Bills	87.1%
Money Market Fund	12.8%
Other Assets Less Liabilities	0.1%
100.0%

Please refer to the Consolidated Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
July 31, 2017

Shares		Value
	COMMON STOCKS - 21.7%
	AEROSPACE/DEFENSE - 0.9%
3,745	Arconic, Inc.	$92,839
367	Boeing Co.	88,983
498	General Dynamics Corp.	97,772
503	L3 Technologies, Inc.	88,010
305	Lockheed Martin Corp.	89,100
371	Northrop Grumman Corp.	97,621
515	Raytheon Co.	88,461
779	Rockwell Collins, Inc.	82,987
1,800	Textron, Inc.	88,434
314	TransDigm Group, Inc. *	88,592
812	United Technologies Corp.	96,279
		999,078
	CHEMICALS - 0.8%
4,948	Dow Chemical Co.	317,860
3,914	Eastman Chemical Co.	325,488
3,870	EI du Pont de Nemours & Co.	318,153
		961,501
	COMMERCIAL SERVICES - 1.7%
7,190	Cintas Corp.	969,572
32,254	H&R Block, Inc.	983,747
		1,953,319
	CONSTRUCTION MATERIALS - 0.8%
2,152	Martin Marietta Materials, Inc.	487,277
3,932	Vulcan Materials Co.	484,108
		971,385
	CONSUMER PRODUCTS - 0.8%
7,283	Altria Group, Inc.	473,177
—	British American Tobacco PLC (a)	2
4,114	Philip Morris International, Inc.	480,145
		953,324
	ELECTRICAL EQUIPMENT - 0.4%
6,404	Amphenol Corp.	490,674

	GAMING, LODGING & RESTAURANTS - 1.7%
2,937	Carnival Corp.	196,133
3,122	Hilton Worldwide Holdings, Inc.	195,219
1,887	Marriott International, Inc.	196,607
14,711	MGM Resorts International	484,433
1,720	Royal Caribbean Cruises Ltd.	194,480
1,882	Wyndham Worldwide Corp.	196,424
3,791	Wynn Resorts Ltd.	490,328
		1,953,624
	HARDWARE - 1.3%
973	Apple, Inc.	144,714
16,668	Corning, Inc.	485,706
7,931	Hewlett Packard Enterprise Co.	138,872
7,266	HP, Inc.	138,781
3,203	NetApp, Inc.	139,074
4,271	Seagate Technology PLC	140,772

See accompanying notes to financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2017

Shares		Value
	HARDWARE (continued)- 1.3%
1,638	Western Digital Corp.	$139,427
4,577	Xerox Corp.	140,377
		1,467,723
	HEALTH CARE FACILITIES & SERVICES - 0.8%
1,046	Aetna, Inc.	161,408
865	Anthem, Inc.	161,072
1,965	Centene Corp. *	156,060
934	Cigna Corp.	162,105
697	Humana, Inc.	161,146
850	UnitedHealth Group, Inc.	163,039
		964,830
	HOME FURNISHINGS - 0.8%
9,833	Leggett & Platt, Inc.	473,754
1,961	Mohawk Industries, Inc. *	488,269
		962,023
	INSURANCE - 0.8%
1,758	Aon PLC	242,903
4,103	Arthur J Gallagher & Co.	241,215
3,098	Marsh & McLennan Cos., Inc.	241,551
1,624	Willis Towers Watson PLC	241,781
		967,450
	MACHINERY - 0.8%
7,564	Deere & Co.	970,310

	MEDIA - 2.1%
170	Alphabet, Inc. - Class A *	160,735
173	Alphabet, Inc. - Class C *	160,976
878	Charter Communications, Inc. *	344,097
8,224	Comcast Corp. - Class A	332,661
5,083	DISH Network Corp. *	325,464
1,223	Expedia, Inc.	191,363
942	Facebook, Inc. *	159,434
1,060	Netflix, Inc. *	192,560
96	Priceline Group, Inc. *	194,736
4,952	TripAdvisor, Inc. *	193,227
1,585	VeriSign, Inc. *	160,354
		2,415,607
	REAL ESTATE - 0.8%
16,887	Duke Realty Corp.	482,799
7,921	Prologis, Inc.	481,676
		964,475
	RETAIL - DISCRETIONARY - 2.0%
191	Amazon.com, Inc. *	188,666
16,916	Best Buy Co., Inc.	986,879
4,533	eBay, Inc. *	161,964
3,292	Home Depot, Inc.	492,483
6,375	Lowe’s Cos, Inc.	493,425
		2,323,417

See accompanying notes to financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2017

Shares		Value
	SEMICONDUCTORS - 1.6%
5,825	Advanced Micro Devices, Inc. *	$79,278
1,028	Analog Devices, Inc.	81,222
7,183	Applied Materials, Inc.	318,279
325	Broadcom Ltd.	80,165
2,301	Intel Corp.	81,616
3,443	KLA-Tencor Corp.	318,925
2,011	Lam Research Corp.	320,674
1,057	Microchip Technology, Inc.	84,602
2,841	Micron Technology, Inc. *	79,889
494	NVIDIA Corp.	80,280
1,109	Qorvo, Inc. *	76,033
1,521	QUALCOMM, Inc.	80,902
768	Skyworks Solutions, Inc.	80,540
1,007	Texas Instruments, Inc.	81,950
1,327	Xilinx, Inc.	83,946
		1,928,301
	SOFTWARE - 2.7%
7,934	Activision Blizzard, Inc.	490,162
949	Adobe Systems, Inc. *	139,019
3,466	Akamai Technologies, Inc. *	163,387
1,085	ANSYS, Inc. *	140,562
1,249	Autodesk, Inc. *	138,377
6,535	CA, Inc.	202,846
1,747	Citrix Systems, Inc. *	137,978
4,123	Electronic Arts, Inc. *	481,319
1,027	Intuit, Inc.	140,915
2,670	Microsoft Corp.	194,109
3,877	Oracle Corp.	193,579
1,980	Red Hat, Inc. *	195,763
1,537	salesforce.com, Inc. *	139,560
6,285	Symantec Corp.	194,772
1,822	Synopsys, Inc. *	139,510
		3,091,858
	SPECIALTY FINANCE - 0.7%
368	Alliance Data Systems Corp.	88,846
976	Fidelity National Information Services, Inc.	89,031
702	Fiserv, Inc. *	90,207
1,034	Global Payments, Inc.	97,579
693	MasterCard, Inc. - Class A	88,565
1,497	PayPal Holdings, Inc. *	87,649
4,843	The Western Union Co.	95,649
1,389	Total System Services, Inc.	88,146
894	Visa, Inc. - Class A	89,007
		814,679

See accompanying notes to financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2017

Shares		Value
	TECHNOLOGY SERVICES - 0.2%
755	Automatic Data Processing, Inc.	$89,777
2,412	Conduent, Inc. *	39,822
1,689	Paychex, Inc.	97,709
		227,308

	TOTAL COMMON STOCKS (Cost $21,360,264)	25,380,886

	EXCHANGE TRADED FUNDS - 63.7%
	AUSTRIA - 4.1%
208,907	iShares MSCI Austria Capped ETF	4,773,525

	CONSERVATIVE ALLOCATION - 4.3%
250,000	Arrow Reserve Capital Management ETF #+	5,002,500

	CORPORATE - 7.8%
52,127	iShares iBoxx $ High Yield Corporate Bond ETF	4,634,612
37,109	iShares iBoxx $ Investment Grade Corporate Bond ETF	4,494,271
		9,128,883
	GOVERNMENT- 14.1%
53,824	iShares 1-3 Year Treasury Bond ETF	4,552,434
96,647	iShares 20+ Year Treasury Bond ETF	11,988,094
		16,540,528
	INDEX RELATED - 4.3%
98,428	SPDR Bloomberg Barclays Convertible Securities ETF	5,016,875

	KOREA - 3.9%
65,386	iShares MSCI South Korea Capped ETF	4,557,404

	LARGE-CAP - 6.7%
60,302	Vanguard Growth ETF	7,855,542

	MID-CAP - 6.7%
65,597	Vanguard Mid-Cap Growth ETF	7,857,865

	NETHERLANDS - 4.0%
151,163	iShares MSCI Netherlands ETF	4,646,751

	SPAIN - 3.9%
133,541	iShares MSCI Spain Capped ETF	4,557,754

	TAIWAN - 3.9%
127,388	iShares MSCI Taiwan Capped ETF	4,662,401

	TOTAL EXCHANGE TRADED FUNDS (Cost $70,659,708)	74,600,028

See accompanying notes to financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2017

Shares		Value
	MUTUAL FUND - 9.9%
	ASSET ALLOCATION FUND - 9.9%
1,595,835	Arrow Managed Futures Strategy Fund - Institutional Class # (Cost $12,048,555)	$11,681,513

	SHORT-TERM INVESTMENT - 3.4%
	MONEY MARKET FUND - 3.4%
3,965,294	Fidelity Investments Money Market Fund - Government Portfolio - Class I to yield 0.61% ^	3,965,294
	TOTAL SHORT-TERM INVESTMENT (Cost $3,965,294)	3,965,294

	TOTAL INVESTMENTS - 98.7% (Cost $108,033,821) (a)	$115,627,721
	OTHER ASSETS LESS LIABILITIES - 1.3%	1,505,552
	NET ASSETS - 100.0%	$117,133,273

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $108,192,570 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$9,024,966
Unrealized Depreciation:	(1,589,815)
Net Unrealized Appreciation:	$7,435,151

*	Non-Income producing security.

^	Money market fund; interest rate reflects seven-day effective yield on July 31, 2017.

#	Affiliated Fund

#+	Affiliated Exchange Traded Fund

+	All or a portion of this investment is a holding of the ADWAB Fund Limited.

PLC - Public Limited Company

(a)	Less than 1 Share

See accompanying notes to financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2017

	FUTURES CONTRACTS
Long			Underlying Face	Unrealized
Contracts	Open Long Futures Contracts ++ ^	Expiration	Amount at Value	Gain / (Loss)
42	Gold 100oz Future	Dec-17	$5,348,280	$(55,684)
	Total Unrealized Loss from Open Long Future Contracts			(55,684)

Short			Underlying Face	Unrealized
Contracts	Open Short Futures Contracts ^	Expiration	Amount at Value	Gain / (Loss)
(60)	Dollar Index	Sep-17	(5,563,080)	189,945
	Total Unrealized Gain from Open Short Future Contracts			189,945

	Net Unrealized Gain from Open Long & Short Futures Contracts			$134,261

++	All of these contracts are holdings of the ADWAB Fund Limited.

^	All collateral for open futures contracts consists of cash included as Deposits with brokers on the Consolidated Statement of Assets and Liabilities.

See accompanying notes to financial statements.

Arrow DWA Tactical Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
July 31, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 100.0%
	CONSERVATIVE ALLOCATION - 0.1%
7,000	Arrow Reserve Capital Management ETF +	$140,070

	EMERGING MARKETS - 9.9%
420,902	iShares MSCI Emerging Markets ETF	18,435,508

	EUROPEAN REGION - 9.5%
390,700	iShares Europe ETF	17,780,757

	EUROZONE - 9.8%
440,596	iShares MSCI Eurozone ETF	18,342,011

	FINANCIAL - 9.9%
738,099	Financial Select Sector SPDR ETF	18,518,904

	INDUSTRIALS - 9.5%
257,754	Industrial Select Sector SPDR ETF	17,607,176

	LARGE-CAP - 30.9%
348,716	First Trust Large Cap Core AlphaDEX ETF	18,862,048
212,034	iShares Edge MSCI USA Momentum Factor ETF	19,502,887
147,113	Vanguard Growth ETF	19,164,411
		57,529,346
	SMALL-CAP - 10.1%
127,599	Vanguard Small-Cap Growth ETF	18,848,924

	TECHNOLOGY - 10.3%
337,393	Technology Select Sector SPDR ETF	19,285,384

	TOTAL EXCHANGE TRADED FUNDS (Cost $174,691,710)	186,488,080

	SHORT-TERM INVESTMENT - 0.3%
	MONEY MARKET FUND - 0.3%
573,798	Fidelity Investments Money Market Fund - Government Portfolio - Class I to yield 0.61% * ++ (Cost $573,798)	573,798

	TOTAL INVESTMENTS - 100.3% (Cost $175,265,508) (a)	$187,061,878
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(576,250)
	NET ASSETS - 100.0%	$186,485,628

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $175,268,081 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$11,793,887
Unrealized Depreciation	(90)
Net Unrealized Appreciation:	$11,793,797

*	Money market fund; interest rate reflects seven-day effective yield on July 31, 2017.

+	Affiliated Exchange Traded Fund

++	All or a portion of this investment is a holding of the ADWAT Fund Limited.

See accompanying notes to financial statements.

Arrow DWA Tactical Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2017

	FUTURES CONTRACTS
Long			Underlying Face	Unrealized
Contracts	Open Long Futures Contracts ++	Expiration	Amount at Value	Gain / (Loss)
131	LME Aluminum Future	Oct-17	$5,902,369	$368,437
44	LME Copper Future	Dec-17	6,458,925	567,875
92	LME Zinc Future	Dec-17	6,275,895	165,255
	Net Unrealized Gain from Open Long Futures Contracts			$1,101,567

Short			Underlying Face	Unrealized
Contracts	Open Short Futures Contracts ++	Expiration	Amount at Value	Gain / (Loss)
131	LME Aluminum Future	Oct-17	$6,389,689	$118,883
44	LME Copper Future	Dec-17	6,279,680	(747,120)
92	LME Zinc Future	Dec-17	6,073,265	(367,885)
	Net Unrealized Loss from Open Short Futures Contracts			$(996,122)

	Net Unrealized Gain from Open Long and Short Futures Contracts			$105,445

++	All of this investment is a holding of the ADWAT Fund Limited.

See accompanying notes to financial statements.

Arrow Alternative Solutions Fund
PORTFOLIO OF INVESTMENTS
July 31, 2017

Principal ($)		Value
	CORPORATE BONDS - 33.8%
	AEROSPACE/DEFENSE - 0.9%
1,000,000	TransDigm, Inc., 6.375% due 6/15/2026, 144A	$1,047,740

	AUTO PARTS MANUFACTURING - 0.8%
1,000,000	American Axle & Manufacturing, Inc., 6.625% due 10/15/2022	1,037,500

	CABLE & SATELLITE - 1.9%
1,000,000	Altice Luxembourg SA, 7.625% due 2/15/2025, 144A	1,095,000
1,000,000	Neptune Finco Corp., 10.125% due 1/15/2023, 144A	1,163,750
		2,258,750
	CASINOS & GAMING - 0.9%
1,000,000	Wynn Las Vegas LLC, 5.500% due 3/1/2025, 144A	1,052,290

	CHEMICALS - 1.7%
1,000,000	Chemours Co., 7.000% due 5/15/2025	1,115,000
1,000,000	Tronox Finance LLC, 6.375% due 8/15/2020	1,005,000
		2,120,000
	CONSUMER PRODUCTS - 0.8%
1,000,000	Avon Products, Inc., 7.000% due 3/15/2023	921,250

	CONSUMER SERVICES - 0.8%
1,000,000	APX Group, Inc., 8.750% due 12/1/2020	1,027,500

	EXPLORATION & PRODUCTION - 2.9%
1,000,000	Denbury Resources, Inc., 5.500% due 5/1/2022	542,500
1,000,000	Everest Acquisition Finance, Inc., 6.375% due 6/15/2023	632,500
1,000,000	Everest Acquisition Finance, Inc., 9.375% due 5/1/2020	851,250
1,000,000	Jupiter Resources, Inc., 8.500% due 10/1/2022, 144A	710,000
1,000,000	MEG Energy Corp., 7.000% due 3/31/2024, 144A	822,500
		3,558,750
	FINANCIAL SERVICES - 0.8%
1,000,000	Nationstar Capital Corp., 6.500% due 7/1/2021	1,025,000

	HEALTH CARE FACILITIES & SERVICES - 2.5%
1,000,000	Community Health Systems, Inc., 8.000% due 11/15/2019	1,001,250
1,000,000	Kindred Healthcare, Inc., 8.750% due 1/15/2023	996,250
1,000,000	Tenet Healthcare Corp., 8.125% due 4/1/2022	1,076,000
		3,073,500
	HOME BUILDERS - 0.9%
1,000,000	PulteGroup, Inc., 5.000% due 1/15/2027	1,035,000

	LIFE INSURANCE - 0.8%
1,000,000	Genworth Holdings, Inc., 7.625% due 9/24/2021	951,380

	MEDICAL EQUIPMENT & DEVICES MANUFACTURING - 0.8%
1,000,000	DJO Finance Corp., 8.125% due 6/15/2021, 144A	942,500

	METALS & MINING - 0.8%
1,000,000	Allegheny Technologies, Inc., 5.950% due 1/15/2021	1,015,000

See accompanying notes to financial statements.

Arrow Alternative Solutions Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2017

Principal ($)		Value
	OIL & GAS SERVICES & EQUIPMENT - 0.6%
1,000,000	Noble Holding International Ltd., 7.700% due 4/1/2025	$771,250

	PHARMACEUTICALS - 0.8%
1,000,000	Valeant Pharmaceuticals International, 6.375% due 10/15/2020, 144A	972,500

	POWER GENERATION - 0.8%
1,000,000	NRG Energy, Inc., 6.625% due 1/15/2027, 144A	1,027,500

	PROPERTY & CASUALTY INSURANCE - 0.8%
1,000,000	HUB International Ltd., 7.875% due 10/1/2021,144A	1,045,000

	PUBLISHING & BROADCASTING - 2.3%
1,000,000	CBS Radio, Inc., 7.250% due 11/1/2024, 144A	1,053,750
1,000,000	Clear Channel Worldwide Holdings, Inc., 7.625% due 3/15/2020	1,007,500
1,000,000	iHeartCommunications, Inc., 9.000% due 3/1/2021	745,000
		2,806,250
	REAL ESTATE - 0.8%
1,000,000	Communications Sales & Leasing, Inc., 8.250% due 10/15/2023	1,030,000

	SOFTWARE & SERVICES - 1.8%
1,000,000	Infor US, Inc., 6.500% due 5/15/2022	1,041,250
1,000,000	Solera Finance, Inc., 10.500% due 3/1/2024, 144A	1,150,000
		2,191,250
	TRANSPORTATION & LOGISTICS - 1.5%
1,000,000	Navios Maritime Holdings, Inc., 7.375% due 1/15/2022, 144A	780,000
1,000,000	Navistar International Corp., 8.250% due 11/01/2021	1,008,125
		1,788,125
	TRAVEL & LODGING - 0.9%
1,000,000	Diamond Resorts International, Inc., 7.750% due 9/1/2023, 144A	1,068,750

	UTILITIES - 1.4%
1,000,000	Ferrellgas Finance Corp., 6.750% due 1/15/2022	945,000
1,000,000	Talen Energy Supply LLC, 4.600% due 12/15/2021	800,000
		1,745,000
	TELECOMMUNICATIONS - 4.8%
1,000,000	CenturyLink, Inc., 6.750% due 12/1/2023	1,061,250
1,000,000	Frontier Communications Corp., 7.625% due 4/15/2024	811,250
1,000,000	Intelsat Jackson Holdings SA, 7.500% due 4/1/2021	945,000
1,000,000	Sprint Corp., 7.625% due 2/15/2025	1,127,500
1,000,000	Wind Acquisition Finance SA, 7.375% due 4/23/2021, 144A	1,041,100
1,000,000	Windstream Services LLC, 6.375% due 8/1/2023	817,500
		5,803,600

	TOTAL CORPORATE BONDS (Cost $41,067,899)	41,315,385

See accompanying notes to financial statements.

Arrow Alternative Solutions Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 56.5%
	CONSERVATIVE ALLOCATION - 41.5%
2,534,451	Arrow Reserve Capital Management ETF +	$50,714,365

	CORPORATE - 15.0%
148,607	iShares iBoxx $ High Yield Corporate Bond ETF	13,212,648
172,705	VanEck Vectors Fallen Angel High Yield Bond ETF	5,170,788
		18,383,436

	TOTAL EXCHANGE TRADED FUNDS (Cost $68,917,726)	69,097,801

	SHORT-TERM INVESTMENT - 0.7%
	MONEY MARKET FUND - 0.7%
813,639	Fidelity Investments Money Market Fund - Government Portfolio - Class I to yield 0.61% * (Cost $813,639)	813,639

	TOTAL INVESTMENTS - 91.0% (Cost $110,799,264) (a)	$111,226,825
	OTHER ASSETS LESS LIABILITIES - 9.0%	11,038,070
	NET ASSETS - 100.0%	$122,264,895

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $110,823,280 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation	$1,807,186
Unrealized Depreciation	(1,403,641)
Net Unrealized Appreciation	$403,545

*	Money market fund; interest rate reflects seven-day effective yield on July 31, 2017.

LLC - Limited Liability Corporation

+	Affiliated Exchange Traded Fund

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At July 31, 2017 144A securities amounted to $ 14,972,380 or 12.24% of net assets

See accompanying notes to financial statements.

Arrow Alternative Solutions Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2017

FUTURES CONTRACTS

Long			Underlying Face	Unrealized
Contracts	Open Long Futures Contracts ^	Expiration	Amount at Value	Gain / (Loss)
72	US Ultra Bond	Sep-17	$11,844,000	$(6,344)
Net Unrealized Loss from Long Futures Contracts				$(6,344)

Short			Underlying Face	Unrealized
Contracts	Open Short Futures Contracts ^	Expiration	Amount at Value	Gain / (Loss)
(318)	CBOE VIX Future	Aug-17	$(3,585,450)	645,600
Net Unrealized Gain from Short Futures Contracts				$645,600

Net Unrealized Gain on Future Contracts				$639,256

	Unrealized
	Appreciation/
	(Depreciation)
BASKET SWAP CONTRACT ^

Proprietary Index December 2017, Long Custom Financial Futures Index Swap - Deutsche Bank AG, to receive the appreciation of the Index vs. the depreciation of the Index plus 0.70% per annum (Notional Amount $15,190,020)

Unrealized Appreciation from Basket Swap Contract	$24,636

CREDIT DEFAULT SWAP CONTRACTS ^

June 2022, Exchange Traded Credit Default Swap to Sell Protection (1) - CDX.NA.HY.28 Maturity 6/20/22 - Counterparty Goldman Sachs, to receive fixed interest of 5% (Notional Amount $22,400,000)(3)

Unrealized Depreciation from Credit Default Swap Contract	$(139,499	) (2)

Net Unrealized Depreciation on Swap Contracts	$(114,863)

^	All collateral for open future/swap contracts consists of cash included as Deposits with brokers on the Statement of Assets and Liabilities.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising of the referenced index.

(2)	Consists of premium received of $1,705,296 and current liability value of $1,844,795. The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying notes to financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
July 31, 2017

Shares		Value
	SHORT-TERM INVESTMENTS - 99.9%
	MONEY MARKET FUND - 12.8%
15,704,785	Fidelity Investments Money Market Fund - Government Portfolio - Class I to yield 0.61% ** ++	$15,704,785

Principal ($)
	U.S. TREASURY BILLS - 87.1% ^
20,000,000	United States Treasury Bills due 8/17/2017, 0.000% *	19,993,022
27,000,000	United States Treasury Bills due 10/19/2017, 0.000% * ++ (a)	26,946,283
60,000,000	United States Treasury Bills due 12/14/2017, 0.000% * ++ (a)	59,765,270
		106,704,575

	TOTAL SHORT-TERM INVESTMENTS (Cost $122,409,360)	122,409,360

	TOTAL INVESTMENTS - 99.9% (Cost $122,409,360) (a)	$122,409,360
	OTHER ASSETS LESS LIABILITIES - 0.1%	156,098
	NET ASSETS - 100.0%	$122,565,458

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $122,409,360 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation	$—
Unrealized Depreciation	—
Net Unrealized Appreciation	$—

^	Zero Coupon Bonds

*	Interest rate represents discount rate at time of purchase.

**	Money market fund; interest rate reflects seven-day effective yield on July 31, 2017.

++	All or a portion of this investment is a holding of the Arrow MFS Fund Limited.

(a)	Pledged as collateral for swap agreements.

See accompanying notes to financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2017

Unrealized (Depreciation)
SWAP CONTRACTS
FINANCIAL INDEX SWAP

Price return swap with Societe Generale, S.A., London Branch. The swap provides exposure to the investment returns of WMA program of Dunn Capital Management, LLC. (“Dunn”) calculated on a daily basis. Under the terms of the swap, the Advisor has the ability to reset the notional quantity or the trading level of the swap as frequently as daily. The swap was effective on September 30th, 2015 and has a term of five years thereafter unless earlier terminated. In addition, the swap provides for an annual fee of 0.50% payable to Societe Generale accrued on the notional level of the swap. (Notional Quantity $60,845,249)

Unrealized Depreciation from Financial Index Swap Contract	$(134,823)

COMMODITY INDEX SWAP ++

Price return swap with Societe Generale, S.A., London Branch. The swap provides exposure to the investment returns of WMA program of Dunn Capital Management, LLC. (“Dunn”) calculated on a daily basis. Under the terms of the swap, the Advisor has the ability to reset the notional quantity or the trading level of the swap as frequently as daily. The swap was effective on September 30th, 2015 and has a term of five years thereafter unless earlier terminated. In addition, the swap provides for an annual fee of 0.50% payable to Societe Generale accrued on the notional level of the swap. (Notional Quantity $61,378,727)

Unrealized Depreciation from Commodity Index Swap Contract	$(118,137)

Total Net Unrealized Depreciation on Swap Contracts	$(252,960)

++	All or a portion of these contracts are holdings of the Arrow MFS Fund Limited.

See accompanying notes to financial statements.

The Arrow Funds
STATEMENTS OF ASSETS AND LIABILITIES
July 31, 2017

				Arrow Managed
	Arrow DWA	Arrow DWA	Arrow	Futures Strategy
	Balanced Fund	Tactical Fund	Alternative	Fund
	(Consolidated)	(Consolidated)	Solutions Fund	(Consolidated)
ASSETS
Investment securities:
Unaffiliated companies, At cost	$90,984,216	$175,125,348	$60,075,274	$122,409,360
Affiliated companies, At cost	17,049,605	140,160	50,723,990	—
Investments, At cost	$108,033,821	$175,265,508	$110,799,264	$122,409,360
Unaffiliated companies, At value	$98,943,708	$186,921,808	$60,512,460	$122,409,360
Affiliated companies, At value	16,684,013	140,070	50,714,365	—
Investments, At value	$115,627,721	$187,061,878	$111,226,825	$122,409,360
Deposits with brokers	1,192,735	—	10,542,220	—
Unrealized appreciation on swap contracts	—	—	24,636	—
Receivable for Fund shares sold	4,858	53,489	1,408,471	535,744
Receivable for securities sold	5,869,572	—	—	—
Dividends and interest receivable	29,589	542	804,634	12,601
Variation margin - due from broker	134,261	105,445	639,256	—
Prepaid expenses and other assets	56,252	46,566	53,377	43,306
TOTAL ASSETS	122,914,988	187,267,920	124,699,419	123,001,011

LIABILITIES
Payable for investments purchased	4,515,594	—	—	—
Swap premiums received	—	—	1,705,296	—
Due to broker	—	—	438,465	—
Payable for Fund shares repurchased	1,056,329	495,033	23,123	45,302
Investment advisory fees payable	97,218	160,111	73,142	89,204
Distribution (12b-1) fees payable	51,798	49,771	2,857	14,553
Accrued expenses and other liabilities	40,260	54,278	29,555	28,083
Payable to related parties	20,516	23,099	22,587	5,451
Unrealized depreciation on swap contracts	—	—	139,499	252,960
TOTAL LIABILITIES	5,781,715	782,292	2,434,524	435,553
NET ASSETS	$117,133,273	$186,485,628	$122,264,895	$122,565,458

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$107,984,112	$166,486,673	$115,227,022	$165,374,927
Accumulated net investment income/(loss)	(1,285,580)	(1,661,523)	(1,111,965)	(1,569,502)
Accumulated net realized gain/(loss) from security transactions, futures contracts, and swap contracts	2,706,580	9,758,663	3,147,884	(40,987,007)
Net unrealized appreciation/(depreciation) of investments, futures contracts, and swap contracts	7,728,161	11,901,815	5,001,954	(252,960)
NET ASSETS	$117,133,273	$186,485,628	$122,264,895	$122,565,458

See accompanying notes to financial statements.

The Arrow Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
July 31, 2017

						Arrow
						Managed
	Arrow DWA		Arrow DWA	Arrow		Futures Strategy
	Balanced Fund		Tactical Fund	Alternative		Fund
	(Consolidated)		(Consolidated)	Solutions Fund		(Consolidated)
Net Asset Value Per Share:
Class A Shares:
Net Assets	$47,342,928		$39,848,378	$9,074,911		$49,728,130
Shares of beneficial interest outstanding	3,634,172		3,723,244	1,031,427		6,878,353
Net asset value (Net assets ÷ Shares outstanding), and redemption price per share (a)	$13.03		$10.70	$8.80		$7.23	(c)
Maximum offering price per share (maximum sales charges of 5.75%) (b)	$13.82		$11.35	$9.34		$7.67	(c)

Class C Shares:
Net Assets	$55,090,896		$52,681,945	$2,513,685		$5,271,853
Shares of beneficial interest outstanding	4,490,082		5,200,050	298,986		762,116
Net asset value (Net assets ÷ Shares outstanding), offering price and redemption price per share(a)	$12.27		$10.13	$8.41		$6.92	(c)

Institutional Class Shares:
Net Assets	$14,699,449		$93,955,305	$110,676,299		$67,565,475
Shares of beneficial interest outstanding	1,116,741		8,740,860	12,472,531		9,233,618
Net asset value (Net assets ÷ Shares outstanding), offering price and redemption price per share(a)	$13.16	(c)	$10.75	$8.87	(c)	$7.32

(a)	For each of the Funds, except Arrow Alternative Solutions Fund, redemptions of shares held less than 30 days may be assessed a redemption fee of 1.00%.

(b)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within 18 months of purchase, where the maximum sales charge of 5.75% is waived at the time of purchase.

(c)	The NAV shown above differs from the traded NAV on July 31, 2017 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to financial statements.

The Arrow Funds
STATEMENTS OF OPERATIONS
For the Year Ended July 31, 2017

				Arrow Managed
	Arrow DWA	Arrow DWA	Arrow	Futures Strategy
	Balanced Fund	Tactical Fund	Alternative	Fund
	(Consolidated)	(Consolidated)	Solutions Fund	(Consolidated)
INVESTMENT INCOME
Dividends from unaffiliated companies	$2,358,049	$4,180,119	$2,585,022	$—
Dividends from affiliated companies	3,000	107	62,780	239
Interest	36,420	60,792	2,477,042	575,750
TOTAL INVESTMENT INCOME	2,397,469	4,241,018	5,124,844	575,989

EXPENSES
Investment advisory fees	1,419,132	2,015,299	1,218,532	1,010,033
Distribution (12b-1) fees, Class C	675,289	561,098	24,643	53,317
Distribution (12b-1) fees, Class A	141,469	112,895	40,445	118,332
Non 12b-1 shareholder servicing	101,604	184,013	77,513	40,572
Administrative services fees	79,271	106,126	93,172	64,720
Registration fees	56,864	60,916	52,816	55,996
Printing and postage expenses	47,282	77,890	43,745	22,540
Transfer agent fees	45,897	64,472	108,051	42,743
Professional fees	36,247	43,239	42,200	31,171
Accounting services fees	33,589	51,171	43,287	29,247
Custodian fees	18,850	36,528	24,384	22,355
Trustees’ fees and expenses	9,860	5,892	6,711	12,405
Insurance expense	6,483	6,990	3,020	1,003
Compliance officer fees	5,217	6,549	4,653	6,641
Interest expense	1,437	6,088	27,355	—
Other expenses	1,826	1,811	1,856	2,073
TOTAL EXPENSES	2,680,317	3,340,977	1,812,383	1,513,148
Less: Fees waived	(70,769)	(23)	(14,194)	(704)
NET EXPENSES	2,609,548	3,340,954	1,798,189	1,512,444
NET INVESTMENT INCOME (LOSS)	(212,079)	900,064	3,326,655	(936,455)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain/(loss) from:
Security transactions, unaffiliated companies	14,401,167	18,572,278	4,885,888	(211)
Security transactions, affiliated companies	(92,442)	—	(6,242)	(484)
Capital gain distributions from underlying investment companies	2,122	—	710	—
Futures contracts	(2,198,562)	(2,316,866)	(247,332)	—
Swap contracts	—	—	436,499	(21,262,680)
	12,112,285	16,255,412	5,069,523	(21,263,375)
Net change in unrealized appreciation/ (depreciation) of:
Securities, unaffiliated companies	(11,644,486)	(6,790,675)	(4,413,311)	—
Securities, affiliated companies	(365,592)	(90)	(9,625)	—
Futures contracts	(150,569)	(300,510)	639,256	—
Swap contracts	—	—	1,988,398	(911,464)
	(12,160,647)	(7,091,275)	(1,795,282)	(911,464)
NET REALIZED AND UNREALIZED GAIN/(LOSS)	(48,362)	9,164,137	3,274,241	(22,174,839)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(260,441)	$10,064,201	$6,600,896	$(23,111,294)

See accompanying notes to financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2017	July 31, 2016
FROM OPERATIONS
Net investment loss	$(212,079)	$(439,805)
Net realized gain/(loss) from securities, futures transactions, and option contracts	12,112,285	(8,349,146)
Net change in unrealized appreciation/(depreciation) of securities and futures contracts	(12,160,647)	5,235,886
Net decrease in net assets resulting from operations	(260,441)	(3,553,065)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	—	(4,412,992)
Class C	—	(5,062,597)
Institutional Class	—	(1,501,943)
Net decrease in net assets from distributions to shareholders	—	(10,977,532)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	4,248,308	3,042,474
Class C	794,879	2,823,809
Institutional Class	4,207,171	5,139,341
Net asset value of shares issued in reinvestment of distributions:
Class A	—	3,819,824
Class C	—	4,482,203
Institutional Class	—	1,080,281
Redemption fee proceeds:
Class A	778	78
Class C	108	85
Institutional Class	13	27
Payments for shares redeemed:
Class A	(25,933,997)	(28,719,375)
Class C	(27,033,433)	(20,026,482)
Institutional Class	(12,451,597)	(16,384,190)
Net decrease in net assets from shares of beneficial interest	(56,167,770)	(44,741,925)
TOTAL DECREASE IN NET ASSETS	(56,428,211)	(59,272,522)

NET ASSETS
Beginning of Year	173,561,484	232,834,006
End of Year *	$117,133,273	$173,561,484
* Includes accumulated net investment loss of:	$(1,285,580)	$(1,461,466)

See accompanying notes to financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	July 31, 2017	July 31, 2016

SHARE ACTIVITY - Class A
Shares Sold	334,492	241,889
Shares Reinvested	—	308,050
Shares Redeemed	(2,059,127)	(2,300,548)
Net decrease in shares of beneficial interest outstanding	(1,724,635)	(1,750,609)

SHARE ACTIVITY - Class C
Shares Sold	66,485	234,824
Shares Reinvested	—	379,205
Shares Redeemed	(2,261,929)	(1,682,355)
Net decrease in shares of beneficial interest outstanding	(2,195,444)	(1,068,326)

SHARE ACTIVITY - Institutional Class
Shares Sold	331,028	406,405
Shares Reinvested	—	86,561
Shares Redeemed	(976,735)	(1,302,472)
Net decrease in shares of beneficial interest outstanding	(645,707)	(809,506)

See accompanying notes to financial statements.

Arrow DWA Tactical Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2017	July 31, 2016
FROM OPERATIONS
Net investment income	$900,064	$593,295
Net realized gain from security and futures transactions	16,255,412	7,517,729
Net change in unrealized depreciation of securities and futures contracts	(7,091,275)	(8,350,166)
Net increase/(decrease) in net assets resulting from operations	10,064,201	(239,142)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(763,397)	—
Class C	(550,592)	—
Institutional Class	(1,860,344)	—
From net realized gains:
Class A	(626,895)	(3,671,191)
Class C	(798,095)	(3,860,011)
Institutional Class	(1,301,343)	(5,818,373)
Net decrease in net assets from distributions to shareholders	(5,900,666)	(13,349,575)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	4,267,166	9,347,188
Class C	2,851,718	7,161,778
Institutional Class	20,945,890	60,884,436
Net asset value of shares issued in reinvestment of distributions:
Class A	1,262,012	3,351,189
Class C	1,228,475	3,581,301
Institutional Class	2,905,902	4,897,223
Redemption fee proceeds:
Class A	184	1,013
Class C	137	1,026
Institutional Class	664	1,779
Payments for shares redeemed:
Class A	(20,547,398)	(28,284,112)
Class C	(14,177,290)	(14,296,762)
Institutional Class	(47,635,003)	(53,633,580)
Net decrease in net assets from shares of beneficial interest	(48,897,543)	(6,987,521)
TOTAL DECREASE IN NET ASSETS	(44,734,008)	(20,576,238)

NET ASSETS
Beginning of Year	231,219,636	251,795,874
End of Year *	$186,485,628	$231,219,636
* Includes accumulated net investment income/(loss) of:	$(1,661,523)	$492,522

See accompanying notes to financial statements.

Arrow DWA Tactical Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	July 31, 2017	July 31, 2016
SHARE ACTIVITY - Class A
Shares Sold	416,373	921,302
Shares Reinvested	127,347	341,262
Shares Redeemed	(2,020,910)	(2,829,678)
Net decrease in shares of beneficial interest outstanding	(1,477,190)	(1,567,114)

SHARE ACTIVITY - Class C
Shares Sold	294,229	749,283
Shares Reinvested	130,411	383,027
Shares Redeemed	(1,463,301)	(1,503,906)
Net decrease in shares of beneficial interest outstanding	(1,038,661)	(371,596)

SHARE ACTIVITY - Institutional Class
Shares Sold	2,044,582	6,208,777
Shares Reinvested	292,345	497,180
Shares Redeemed	(4,640,968)	(5,404,010)
Net increase/(decrease) in shares of beneficial interest outstanding	(2,304,041)	1,301,947

See accompanying notes to financial statements.

Arrow Alternative Solutions Fund
STATEMENTS OF CHANGES IN NET ASSETS

		For the
	For the	Year Ended
	Year Ended	July 31, 2016
	July 31, 2017	(Consolidated) **
FROM OPERATIONS
Net investment income	$3,326,655	$903,932
Net realized gain from security transactions, futures contracts and swap contracts	5,069,523	3,273,868
Net change in unrealized appreciation (depreciation) of securities, foreign currency translations, futures contracts and swap contracts	(1,795,282)	6,960,243
Net increase in net assets resulting from operations	6,600,896	11,138,043

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(737,082)	(73,759)
Class C	(86,777)	(6,528)
Institutional Class	(6,362,245)	(825,760)
From net realized gains:
Class A	(64,545)	—
Class C	(7,581)	—
Institutional Class	(469,122)	—
Net decrease in net assets from distributions to shareholders	(7,727,352)	(906,047)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	15,200,157	23,530,436
Class C	764,789	1,181,130
Institutional Class	90,531,815	158,548,281
Net asset value of shares issued in reinvestment of distributions:
Class A	684,624	60,751
Class C	90,030	6,174
Class I	3,515,920	401,168
Redemption fee proceeds:
Class A	—	2
Institutional Class	—	15
Payments for shares redeemed:
Class A	(21,502,457)	(17,768,957)
Class C	(583,948)	(442,136)
Institutional Class	(129,460,866)	(42,062,449)
Net increase/(decrease) in net assets from shares of beneficial interest	(40,759,936)	123,454,415
TOTAL INCREASE/(DECREASE) IN NET ASSETS	(41,886,392)	133,686,411

NET ASSETS
Beginning of Year	164,151,287	30,464,876
End of Year *	$122,264,895	$164,151,287
* Includes accumulated net investment income (loss) of:	$(1,111,965)	$839,579

** Arrow Alternative Solutions CFC Fund (AAS-CFC) is dormant as of February 19, 2016.

See accompanying notes to financial statements.

Arrow Alternative Solutions Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

		For the
	For the	Year Ended
	Year Ended	July 31, 2016
	July 31, 2017	(Consolidated) *
SHARE ACTIVITY - Class A
Shares Sold	1,689,713	2,811,742
Shares Reinvested	76,403	6,972
Shares Redeemed	(2,404,111)	(2,120,758)
Net increase/(decrease) in shares of beneficial interest outstanding	(637,995)	697,956

SHARE ACTIVITY - Class C
Shares Sold	89,403	146,147
Shares Reinvested	10,524	739
Shares Redeemed	(68,307)	(54,685)
Net increase in shares of beneficial interest outstanding	31,620	92,201

SHARE ACTIVITY - Institutional Class
Shares Sold	10,022,605	18,747,238
Shares Reinvested	389,813	45,627
Shares Redeemed	(14,343,580)	(4,951,840)
Net increase/(decrease) in shares of beneficial interest outstanding	(3,931,162)	13,841,025

*	Arrow Alternative Solutions CFC Fund (AAS-CFC) is dormant as of February 19, 2016.

See accompanying notes to financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2017	July 31, 2016
FROM OPERATIONS
Net investment loss	$(936,455)	$(612,634)
Net realized gain/(loss) from security transactions, futures contracts and swap contracts	(21,263,375)	6,998,633
Net change in unrealized appreciation/(depreciation) of securities, future contracts and swap contracts	(911,464)	636,451
Net increase/(decrease) in net assets resulting from operations	(23,111,294)	7,022,450

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(3,541,329)	(25,861)
Class C	(431,234)	(8,907)
Class I	(4,752,899)	(746,672)
Net decrease in net assets from distributions to shareholders	(8,725,462)	(781,440)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	40,172,066	48,879,115
Class C	2,271,688	4,276,721
Institutional Class	22,865,508	60,885,060
Net asset value of shares issued in reinvestment of distributions:
Class A	3,038,919	21,590
Class C	351,560	8,772
Class I	4,720,453	746,284
Redemption fee proceeds:
Class A	4,708	862
Class C	53	100
Institutional Class	607	1,838
Payments for shares redeemed:
Class A	(25,829,886)	(7,144,349)
Class C	(1,064,693)	(369,266)
Institutional Class	(7,007,783)	(2,580,797)
Net increase in net assets from shares of beneficial interest	39,523,200	104,725,930
TOTAL INCREASE IN NET ASSETS	7,686,444	110,966,940

NET ASSETS
Beginning of Year	114,879,014	3,912,074
End of Year *	$122,565,458	$114,879,014
* Includes accumulated net investment income/(loss) of:	$(1,569,502)	$7,424,265

See accompanying notes to financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	July 31, 2017	July 31, 2016
SHARE ACTIVITY - Class A
Shares Sold	4,930,109	5,335,954
Shares Reinvested	399,858	2,493
Shares Redeemed	(3,185,406)	(793,163)
Net increase in shares of beneficial interest outstanding	2,144,561	4,545,284

SHARE ACTIVITY - Class C
Shares Sold	290,488	485,223
Shares Reinvested	48,093	1,047
Shares Redeemed	(137,903)	(42,472)
Net increase in shares of beneficial interest outstanding	200,678	443,798

SHARE ACTIVITY - Institutional Class
Shares Sold	2,928,425	6,643,126
Shares Reinvested	614,642	85,387
Shares Redeemed	(888,037)	(275,829)
Net increase in shares of beneficial interest outstanding	2,655,030	6,452,684

See accompanying notes to financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class A Shares	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.88	$13.59	$14.65	$13.75	$12.31
Activity from investment operations:
Net investment income (1)	0.02	0.01	0.02	0.08	0.05
Net realized and unrealized gain (loss) on investments	0.13 (6)	(0.02)	0.67	0.82	1.39
Total from investment operations	0.15	(0.01)	0.69	0.90	1.44
Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	—	—	(0.09)	—	—
Net realized gains	—	(0.70)	(1.66)	—	—
Total distributions	—	(0.70)	(1.75)	—	—
Net asset value, end of year	$13.03	$12.88	$13.59	$14.65	$13.75
Total return (2)	1.16%	0.12%	4.89%	6.55%	11.70%
Net assets, end of year (000s)	$47,343	$69,000	$96,648	$126,734	$146,164
Ratio of gross expenses to average net assets (4)(7)	1.56%	1.55%	1.51%	1.54%	1.55%
Ratio of net expenses to average net assets (4)	1.51%	1.55%	1.51%	1.54%	1.55%
Ratio of net investment income to average net assets (4)(5)	0.17%	0.70%	0.17%	0.52%	0.39%
Portfolio Turnover Rate	169%	84%	100%	106%	72%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain in the Consolidated Statement of Operations for the year ended July 31, 2017, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

See accompanying notes to financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class C Shares	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.22	$13.03	$14.11	$13.34	$12.04
Activity from investment operations:
Net investment loss (1)	(0.07)	(0.08)	(0.08)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	0.12 (6)	(0.03)	0.64	0.81	1.34
Total from investment operations	0.05	(0.11)	0.56	0.77	1.30
Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net realized gains	—	(0.70)	(1.64)	—	—
Total distributions	—	(0.70)	(1.64)	—	—
Net asset value, end of year (000s)	$12.27	$12.22	$13.03	$14.11	$13.34
Total return (2)	0.41%	(0.67)%	4.11%	5.77%	10.80%
Net assets, end of year	$55,091	$81,689	$101,044	$115,015	$117,992
Ratio of gross expenses to average net assets (4)(7)	2.31%	2.30%	2.26%	2.29%	2.30%
Ratio of net expenses to average net assets (4)	2.26%	2.30%	2.26%	2.29%	2.30%
Ratio of net investment loss to average net assets (4)(5)	(0.57)%	(0.66)%	(0.59)%	(0.26)%	(0.36)%
Portfolio Turnover Rate	169%	84%	100%	106%	72%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain in the Consolidated Statement of Operations for the year ended July 31, 2017, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

See accompanying notes to financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Institutional Class Shares	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.98	$13.66	$14.73	$13.79	$12.32
Activity from investment operations:
Net investment income (1)	0.05	0.04	0.06	0.10	0.09
Net realized and unrealized gain (loss) on investments	0.13 (6)	(0.02)	0.66	0.84	1.38
Total from investment operations	0.18	0.02	0.72	0.94	1.47
Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	—	—	(0.08)	—	—
Net realized gains	—	(0.70)	(1.71)	—	—
Total distributions	—	(0.70)	(1.79)	—	—
Net asset value, end of year	$13.16	$12.98	$13.66	$14.73	$13.79
Total return (2)	1.39%	0.35%	5.12%	6.82%	11.93%
Net assets, end of year (000s)	$14,699	$22,872	$35,142	$43,870	$24,768
Ratio of gross expenses to average net assets (4)(7)	1.31%	1.30%	1.26%	1.29%	1.30%
Ratio of net expenses to average net assets (4)	1.26%	1.30%	1.26%	1.29%	1.30%
Ratio of net investment income to average net assets (4)(5)	0.43%	0.31%	0.42%	0.72%	0.67%
Portfolio Turnover Rate	169%	84%	100%	106%	72%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain in the Consolidated Statement of Operations for the year ended July 31, 2017, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

See accompanying notes to financial statements.

Arrow DWA Tactical Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class A Shares	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.41	$11.01	$10.24	$9.39	$8.17
Activity from investment operations:
Net investment income (1)	0.06	0.03	0.03	0.03	0.08
Net realized and unrealized gain (loss) on investments	0.54	(0.02)	0.79	0.82	1.29
Total from investment operations	0.60	0.01	0.82	0.85	1.37
Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.17)	—	—	—	(0.15)
Net realized gains	(0.14)	(0.61)	(0.05)	—	—
Total distributions	(0.31)	(0.61)	(0.05)	—	(0.15)
Net asset value, end of year	$10.70	$10.41	$11.01	$10.24	$9.39
Total return (2)	5.92%	0.42%	7.99%	9.05%	16.99%
Net assets, end of year (000s)	$39,848	$54,137	$74,537	$80,265	$87,783
Ratio of gross expenses to average net assets (4)(6)	1.58%	1.55%	1.54%	1.56%	1.65%
Ratio of net expenses to average net assets (4)	1.58%	1.55%	1.54%	1.56%	1.65%
Ratio of net investment income to average net assets (4)(5)	0.56%	0.30%	0.24%	0.27%	0.94%
Portfolio Turnover Rate	206%	169%	127%	123%	151%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

See accompanying notes to financial statements.

Arrow DWA Tactical Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class C Shares	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.87	$10.55	$9.86	$9.12	$7.94
Activity from investment operations:
Net investment income (loss) (1)	(0.02)	(0.04)	(0.05)	(0.05)	0.02
Net realized and unrealized gain (loss) on investments	0.51	(0.03)	0.77	0.79	1.24
Total from investment operations	0.49	(0.07)	0.72	0.74	1.26
Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.09)	—	—	—	(0.08)
Net realized gains	(0.14)	(0.61)	(0.03)	—	—
Total distributions	(0.23)	(0.61)	(0.03)	—	(0.08)
Net asset value, end of year	$10.13	$9.87	$10.55	$9.86	$9.12
Total return (2)	5.15%	(0.34)%	7.25%	8.11%	16.09%
Net assets, end of year (000s)	$52,682	$61,576	$69,749	$59,926	$46,823
Ratio of gross expenses to average net assets (4)(6)	2.33%	2.30%	2.29%	2.31%	2.40%
Ratio of net expenses to average net assets (4)	2.33%	2.30%	2.29%	2.31%	2.40%
Ratio of net investment income (loss) to average net assets (4)(5)	(0.21)%	(0.40)%	(0.53)%	(0.50)%	0.25%
Portfolio Turnover Rate	206%	169%	127%	123%	151%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

See accompanying notes to financial statements.

Arrow DWA Tactical Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Institutional Class Shares	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.46	$11.03	$10.26	$9.39	$8.18
Activity from investment operations:
Net investment income (1)	0.08	0.07	0.05	0.05	0.09
Net realized and unrealized gain (loss) on investments	0.55	(0.03)	0.80	0.82	1.30
Total from investment operations	0.63	0.04	0.85	0.87	1.39
Paid-in-capital from redemption fees (5)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.20)	—	(0.01)	—	(0.18)
Net realized gains	(0.14)	(0.61)	(0.07)	—	—
Total distributions	(0.34)	(0.61)	(0.08)	—	(0.18)
Net asset value, end of year	$10.75	$10.46	$11.03	$10.26	$9.39
Total return (2)	6.20%	0.70%	8.28%	9.26%	17.31%
Net assets, end of year (000s)	$93,955	$115,506	$107,510	$90,604	$41,106
Ratio of gross expenses to average net assets (3)(6)	1.33%	1.30%	1.29%	1.32%	1.40%
Ratio of net expenses to average net assets (3)	1.33%	1.30%	1.29%	1.32%	1.40%
Ratio of net investment income to average net assets (3)(4)	0.77%	0.64%	0.48%	0.50%	1.10%
Portfolio Turnover Rate	206%	169%	127%	123%	151%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Amount represents less than $0.01 per share.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

See accompanying notes to financial statements.

Arrow Alternative Solutions Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year
	Ended	Year	Year	Year	Year
	July 31,	Ended	Ended	Ended	Ended
	2017	July 31,	July 31,	July 31,	July 31,
Class A Shares	(Not Consolidated)	2016	2015	2014	2013
Net asset value, beginning of year	$8.89	$8.19	$7.93	$8.12	$8.19
Activity from investment operations:
Net investment income (loss) (1)	0.17	0.03	0.06	(0.01)	(0.00	) (4)
Net realized and unrealized gain (loss) on investments	0.14	0.71	0.26	(0.18)	(0.07)
Total from investment operations	0.31	0.74	0.32	(0.19)	(0.07)
Paid-in-capital from redemption fees	—	0.00 (4)	—	0.00 (4)	0.00	(4)
Less distributions from:
Net investment income	(0.37)	(0.04)	(0.06)	—	—
Net realized gains	(0.03)	—	—	—	—
Total distributions	(0.40)	(0.04)	(0.06)	—	—
Net asset value, end of year	$8.80	$8.89	$8.19	$7.93	$8.12
Total return (2)	3.39%	9.10%	4.03%	(2.34)%	(0.85)%
Net assets, end of year (000s)	$9,075	$14,835	$7,954	$7,738	$6,257
Ratio of gross expenses to average net assets (3)(5)	1.33%	1.26%	1.65%	2.44%	2.03%
Ratio of net expenses to average net assets (5)	1.32%	1.26%	1.63%	2.44%	2.03%
Ratio of net investment income (loss) to average net assets (5)(6)	1.87%	0.38%	0.73%	(0.17)%	(0.02)%
Portfolio Turnover Rate	263%	71%	480%	800%	28%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

(4)	Amount represents less than $0.01 per share.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Arrow Alternative Solutions Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year
	Ended	Year	Year		Year	Year
	July 31,	Ended	Ended		Ended	Ended
	2017	July 31,	July 31,		July 31,	July 31,
Class C Shares	(Not Consolidated)	2016	2015		2014	2013
Net asset value, beginning of year	$8.52	$7.89	$7.67		$7.91	$8.04
Activity from investment operations:
Net investment income/(loss) (1)	0.11	(0.03)	(0.00	) (4)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on investments	0.11	0.68	0.25		(0.15)	(0.07)
Total from investment operations	0.22	0.65	0.25		(0.24)	(0.13)
Paid-in-capital from redemption fees	—	—	—		0.00 (4)	0.00 (4)
Less distributions from:
Net investment income	(0.30)	(0.02)	(0.03)		—	—
Net realized gains	(0.03)	—	—		—	—
Total distributions	(0.33)	(0.02)	(0.03)		—	—
Net asset value, end of year	$8.41	$8.52	$7.89		$7.67	$7.91
Total return (2)	2.58%	8.30%	3.22%		(3.03)%	(1.62)%
Net assets, end of year (000s)	$2,514	$2,277	$1,382		$1,375	$1,390
Ratio of gross expenses to average net assets (3)(5)	2.08%	2.01%	2.40%		3.19%	2.78%
Ratio of net expenses to average net assets (5)	2.07%	2.01%	2.38%		3.19%	2.78%
Ratio of net investment income (loss) to average net assets (5)(6)	1.35%	(0.34)%	(0.04)%		(1.17)%	(0.76)%
Portfolio Turnover Rate	263%	71%	480%		800%	28%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

(4)	Amount represents less than $0.01 per share.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Arrow Alternative Solutions Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year
	Ended	Year	Year	Year	Year
	July 31,	Ended	Ended	Ended	Ended
	2017	July 31,	July 31,	July 31,	July 31,
Institutional Class Shares	(Not Consolidated)	2016	2015	2014	2013
Net asset value, beginning of year	$8.96	$8.25	$7.97	$8.15	$8.20
Activity from investment operations:
Net investment income (1)	0.19	0.07	0.07	0.11	0.02
Net realized and unrealized gain (loss) on investments	0.14	0.69	0.28	(0.29)	(0.07)
Total from investment operations	0.33	0.76	0.35	(0.18)	(0.05)
Paid-in-capital from redemption fees	—	0.00 (3)	—	0.00 (3)	0.00 (3)
Less distributions from:
Net investment income	(0.39)	(0.05)	(0.07)	—	—
Net realized gains	(0.03)	—	—	—	—
Total distributions	(0.42)	(0.05)	(0.07)	—	—
Net asset value, end of year	$8.87	$8.96	$8.25	$7.97	$8.15
Total return (2)	3.63%	9.24%	4.41%	(2.21)%	(0.61)%
Net assets, end of year (000s)	$110,676	$147,039	$21,129	$14,027	$768
Ratio of gross expenses to average net assets (4)(6)	1.08%	1.01%	1.40%	2.19%	1.76%
Ratio of net expenses to average net assets (4)	1.07%	1.01%	1.38%	2.19%	1.76%
Ratio of net investment income to average net assets (4)(5)	2.08%	0.81%	0.87%	1.36%	0.25%
Portfolio Turnover Rate	263%	71%	480%	800%	28%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

See accompanying notes to financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class A Shares	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.64	$9.12	$8.04	$8.52	$8.77
Activity from investment operations:
Net investment loss (1)	(0.07)	(0.11)	(0.21)	(0.18)	(0.13)
Net realized and unrealized gain (loss) on investments	(1.64)	0.74	1.29	(0.30)	(0.12)
Total from investment operations	(1.71)	0.63	1.08	(0.48)	(0.25)
Paid-in-capital from redemption fees (4)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.70)	(0.11)	—	—	—
Total distributions	(0.70)	(0.11)	—	—	—
Net asset value, end of year	$7.23	$9.64	$9.12	$8.04	$8.52
Total return (2)	(18.10)%	5.70%	13.43%	(5.63)%	(2.85)%
Net assets, end of year (000s)	$49,728	$45,618	$1,718	$4,325	$23,539
Ratio of gross expenses to average net assets (3)	1.37%	1.40%	2.52%	2.16%	1.67%
Ratio of net expenses to average net assets	1.37%	1.40%	2.52%	2.16%	1.67%
Ratio of net investment loss to average net assets	(0.88)%	(1.20)%	(2.51)%	(2.12)%	(1.54)%
Portfolio Turnover Rate	801%	0%	0%	175%	70%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

(4)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class C Shares	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.29	$8.80	$7.82	$8.36	$8.66
Activity from investment operations:
Net investment loss (1)	(0.13)	(0.19)	(0.27)	(0.24)	(0.18)
Net realized and unrealized gain (loss) on investments	(1.57)	0.74	1.25	(0.30)	(0.12)
Total from investment operations	(1.70)	0.55	0.98	(0.54)	(0.30)
Paid-in-capital from redemption fees (4)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.67)	(0.06)	—	—	—
Total distributions	(0.67)	(0.06)	—	—	—
Net asset value, end of year	$6.92	$9.29	$8.80	$7.82	$8.36
Total return (2)	(18.66)%	5.57%	12.53%	(6.46)%	(3.46)%
Net assets, end of year (000s)	$5,272	$5,215	$1,035	$1,242	$2,802
Ratio of gross expenses to average net assets (3)	2.12%	2.15%	3.27%	2.91%	2.42%
Ratio of net expenses to average net assets	2.12%	2.15%	3.27%	2.91%	2.42%
Ratio of net investment loss to average net assets	(1.64)%	(1.95)%	(3.26)%	(2.90)%	(2.26)%
Portfolio Turnover Rate	801%	0%	0%	175%	70%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

(4)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Institutional Class Shares	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.74	$9.21	$8.10	$8.55	$8.78
Activity from investment operations:
Net investment loss (1)	(0.05)	(0.09)	(0.19)	(0.16)	(0.09)
Net realized and unrealized gain (loss) on investments	(1.66)	0.75	1.30	(0.29)	(0.14)
Total from investment operations	(1.71)	0.66	1.11	(0.45)	(0.23)
Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.71)	(0.13)	—	—	—
Total distributions	(0.71)	(0.13)	—	—	—
Net asset value, end of year	$7.32	$9.74	$9.21	$8.10	$8.55
Total return (2)	(17.94)%	5.75%	13.70%	(5.26)%	(2.62)%
Net assets, end of year (000s)	$67,565	$64,046	$1,159	$8,460	$7,564
Ratio of gross expenses to average net assets (4)	1.12%	1.15%	2.27%	1.91%	1.42%
Ratio of net expenses to average net assets (4)	1.12%	1.15%	2.27%	1.91%	1.42%
Ratio of net investment loss to average net assets	(0.65)%	(0.95)%	(2.26)%	(1.91)%	(1.26)%
Portfolio Turnover Rate	801%	0%	0%	175%	70%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

See accompanying notes to financial statements.

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
July 31, 2017

1.	ORGANIZATION

The Arrow DWA Balanced Fund (“ADBF”), the Arrow DWA Tactical Fund (“ADTF”), the Arrow Alternative Solutions Fund (“AASF”), and the Arrow Managed Futures Strategy Fund (“AMFSF”), collectively (“the Funds”) are each a series of shares of beneficial interest of Arrow Investments Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 2, 2011, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds are diversified funds. ADTF is a “fund of funds.” ADBF seeks to achieve an appropriate balance between long-term capital appreciation and capital preservation. ADTF seeks to achieve long-term capital appreciation with capital preservation as a secondary objective. AASF seeks capital appreciation with an emphasis on absolute positive returns, low volatility, and low correlation to equity markets. AMFSF seeks long-term capital appreciation and to achieve absolute returns.

Each Fund was reorganized on March 1, 2012, from a series of Northern Lights Fund Trust, a Delaware statutory trust, to a series of Arrow Investments Trust, a Delaware statutory trust. As a series of Arrow Investments Trust, each Fund is a continuation of the identically-named predecessor fund that was a series of Northern Lights Fund Trust.

The Funds currently offer Class A shares, Class C shares and Institutional Class Shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class C and Institutional Class shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2017

including FASB Accounting Standard Update ASU 2013-08. Fund level income and expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative net assets within the Funds. Class specific expenses are allocated to that share class.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Options and futures contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported bid price on the valuation date. Index options and options not listed on a security exchange or board of trade shall be valued at the last reported bid price on the valuation date. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty based on the proprietary index. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Notes – The Funds may invest in exchange traded notes (“ETNs”). ETNs are generally a type of debt security that is linked to the performance of underlying securities. The risks of owning ETNs generally reflect the risks of owning the underlying securities they are designed to track. In addition, ETNs are subject to credit risk generally to the same extent as debt securities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2017

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are generally a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

In unusual circumstances, securities may be valued at their fair value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2017

significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of July 31, 2017 for the Funds’ assets and liabilities measured at fair value:

Arrow DWA Balanced Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$25,380,886	$—	$—	$25,380,886
Exchange Traded Funds	74,600,028	—	—	74,600,028
Mutual Fund	11,681,513	—	—	11,681,513
Short-Term Investment	3,965,294	—	—	3,965,294
Variation Margin-Open Short Futures Contracts *	189,945	—	—	189,945
Total	$115,817,666	$—	$—	$115,817,666
Liabilities	Level 1	Level 2	Level 3	Total
Variation Margin-Open Long Futures Contracts *	$55,684	$—	$—	$55,684
Total	$55,684	$—	$—	$55,684

Arrow DWA Tactical Fund

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$186,488,080	$—	$—	$186,488,080
Short-Term Investment	573,798	—	—	573,798
Variation Margin-Open Long Futures Contracts *	1,101,567	—	—	1,101,567
Total	$188,163,445	$—	$—	$188,163,445
Liabilities	Level 1	Level 2	Level 3	Total
Variation Margin-Open Short Futures Contracts *	$996,122	$—	$—	$996,122
	$996,122	$—	$—	$996,122

Arrow Alternative Solutions Fund

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$41,315,385	$—	$41,315,385
Exchange Traded Funds	69,097,801	—	—	69,097,801
Short-Term Investment	813,639	—	—	813,639
Variation Margin-Open Short Futures Contracts *	645,600	—	—	645,600
Open Swap Contracts *	—	24,636	—	24,636
Total	$70,557,040	$41,340,021	$—	$111,897,061
Liabilities	Level 1	Level 2	Level 3	Total
Variation Margin-Open Long Futures Contract	$6,344	$—	$—	$6,344
Open Swap Contracts *	139,499	—	—	139,499
Total	$145,843	$—	$—	$145,843

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2017

Arrow Managed Futures Strategy Fund

Assets	Level 1	Level 2	Level 3	Total
Short-Term Investment	$15,704,785	$—	$—	$15,704,785
U.S. Treasury Bills	—	106,704,575	—	106,704,575
Total	$15,704,785	$106,704,575	$—	$122,409,360
Liabilities	Level 1	Level 2	Level 3	Total
Open Swap Contracts *	$252,960	$—	$—	$252,960
Total	$252,960	$—	$—	$252,960

There were no transfers into or out of Level 1 and Level 2 during the year. It is the Funds’ policy to recognize transfers into or out of Level 1, Level 2, and Level 3 at the end year.

The Funds did not hold any Level 3 securities at the end of the year.

*	Derivatives instruments include cumulative net unrealized gain or loss on futures contracts and swaps open as of July 31, 2017.

See Consolidated Portfolios of Investments for investments and derivatives segregated by industry, type and underlying exposure.

Consolidation of Subsidiaries – ADWAB Fund Limited (ADB-CFC), ADWAT Fund Limited (ADT-CFC), and Arrow MFS Fund Limited (AMFS-CFC) – The Consolidated Portfolios of Investments, Consolidated Statements of Asset and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and the Consolidated Financial Highlights of ADBF, ADTF, and AMFSF include the accounts of ADB-CFC, ADT-CFC, and AMFS-CFC, respectively, which are wholly-owned and controlled subsidiaries. AASF’s prior years’ financial statements and financial highlights were consolidated with Northern Lights SPC (AAS-CFC). All inter-company accounts and transactions have been eliminated in consolidation.

The Funds, except AASF, may invest up to 25% of their total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Funds’ investment objectives and policies.

The CFCs utilize commodity-based derivative products to facilitate the Funds’ pursuit of their investment objectives. In accordance with their investment objectives and through its exposure to the aforementioned commodity-based derivative products, the Funds may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk – The Funds’ exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2017

Credit Risk – There is a risk that issuers and counterparties will not make payments on securities and other investments held by a Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. The Funds may invest, directly or indirectly, in “junk bonds.” High yield fixed-income securities (also known as “junk bonds”) are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by a Fund. In addition, default may cause a Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Derivatives Risk – The Funds may use derivatives (including swaps, structured notes, options, futures and options on futures) to enhance returns or hedge against market declines. The Funds’ use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause a Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Funds.

Swap Counterparty Credit Risk – The Funds are subject to credit risk on the amount the Funds expect to receive from swap agreement counterparties. With certain exchange traded credit default swaps, there is minimal counterparty risk to a Fund in that the exchanges clearinghouse, as counter party, guarantees against default.

Fixed Income Risk – When a Fund invests in fixed income securities, the value of its investments in such securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by a Fund. In general, the market

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2017

price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by a Fund, possibly causing a Fund’s share price and total return to be reduced and fluctuate more than other types of investments. In addition, a Fund may invest in securities that are sometimes referred to as “junk bonds.” Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

Portfolio Turnover Risk – Portfolio turnover refers to the rate at which the securities held by the Funds are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Funds return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

Taxation Risk – By investing in commodities indirectly through a Subsidiary, the Funds will obtain exposure to the commodities markets within the federal tax requirements that apply to the Funds. However, because each Subsidiary is a controlled foreign corporation, any income received from the Subsidiary will be passed through to each Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Wholly-Owned Subsidiary Risk – Each Subsidiary will not be registered under the Investment Company Act of 1940 (“1940 Act”) and will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which each Fund and Subsidiary, respectively, are organized, could result in the inability of each Fund and/or Subsidiary to operate as described in the Prospectus and could negatively affect each Fund and their shareholders. Your cost of investing in a Fund will be higher because you indirectly bear the expenses of the Subsidiary.

A summary of the Funds’ investments in the CFCs are as follows:

		CFC Net Assets at	% of Total Net Assets at
	Inception Date of CFC	July 31, 2017	July 31, 2017
ADB-CFC	12/5/2012	$2,077,593	1.77%
ADT-CFC	12/12/2011	252,776	0.14%
AMFS-CFC	7/23/2010	16,627,268	13.57%

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2017

Dividends and Distributions to Shareholders – AASF declares and pays dividends from net investment income monthly. Dividends from net investment income, if any, are declared and paid annually for the ADBF and ADTF. AASF intends to distribute substantially all of its investment income at least monthly and net capital gain annually. AMFSF intends to distribute substantially all of its investment income at least quarterly and net capital gain annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014-2016), or expected to be taken in the Funds’ 2017 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities, of any.

Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2017

rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Consolidated Statements of Operations.

Futures Contracts – Each Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options Transactions – Each Fund is subject to equity price risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against this risk.

Each Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When a Fund writes a call option, an amount equal to the premium received is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2017

sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. When a Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Derivatives Disclosure –

Fair Values of Derivative Instruments in ADBF as of July 31, 2017:

	Asset Derivatives			Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value		Balance Sheet Location	Value

Futures - Commodity contracts:	Variation margin - due from broker	$—	*	Variation margin - due from broker	$55,684

Futures - Currency contracts:	Variation margin - due from broker	189,945		Variation margin - due from broker	—
		$189,945			$55,684

Fair Values of Derivative Instruments in ADTF as of July 31, 2017:

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value

Futures - Commodity contracts:	Variation margin - due from broker	$1,220,450	Variation margin - due from broker	$1,115,005
		$1,220,450		$1,115,005

Fair Values of Derivative Instruments in AASF as of July 31, 2017:

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value

Futures - Commodity contracts:	Variation margin - due from broker	$645,600	Variation margin - due from broker	$6,344
Credit Default Swap:	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	139,499

Basket Swap Contract:	Unrealized appreciation on swap contracts	24,636	Unrealized depreciation on swap contracts	—

		$670,236		$145,843

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2017

Fair Values of Derivative Instruments in AMFSF as of July 31, 2017:

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value

Financial Index Swap:	Unrealized depreciation on swap contracts	$—	Unrealized depreciation on swap contracts	$134,823

Commodity contracts:	Unrealized depreciation on swap contracts	—	Unrealized depreciation on swap contracts	118,137

		$—		$252,960

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Consolidated Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The effect of Derivative Instruments on the Consolidated Statements of Operations for the year ended July 31, 2017:

ABDF
		Forward
	Commodity	Currency
Location	Contracts	Contracts	Total
Net realized gain/(loss) from:
Futures contracts	$(1,993,137)	$(205,425)	$(2,198,562)
Total net realized gain/(loss)	$(1,993,137)	$(205,425)	$(2,198,562)

Net change in unrealized appreciation/(depreciation) of:
Futures contracts	$(340,514)	$189,945	$(150,569)
Total net change in unrealized appreciation/(depreciation)	$(340,514)	$189,945	$(150,569)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2017

ADTF

Commodity
Location	Contracts
Net realized gain/(loss) from:
Futures contracts	$(2,316,866)
Total net realized gain/(loss)	$(2,316,866)

Net change in unrealized appreciation/(depreciation) on:
Futures contracts	$(300,510)
Total net change in unrealized appreciation/(depreciation)	$(300,510)

AASF

			Volatility	Interest
Location	Credit Contracts		Contracts	Contracts	Financial Index	Total
Net realized gain/(loss) from:
Swap Contracts		$1,956,003	$—	(1,519,504)	$—	$436,499
Futures Contracts		—	—	(247,332)	—	(247,332)
Total net realized gain/(loss)		$1,956,003	$—	$(1,766,836)	$—	$189,167

Net change in unrealized appreciation/(depreciation) of:
Swap Contracts		$2,510	$—	$—	$1,985,888	$1,988,398
Futures Contracts	.	—	645,600	(6,344)	—	639,256
Total net change in unrealized appreciation/(depreciation)		$2,510	$645,600	$(6,344)	$1,985,888	$2,627,654

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2017

AMFSF

	Commodity	Financial
Location	Contracts	Contracts	Total
Net realized loss from:
Swap Contracts	$(15,016,820)	$(6,245,860)	$(21,262,680)
Total net realized loss	$(15,016,820)	$(6,245,860)	$(21,262,680)

Net change in unrealized appreciation/(depreciation) of:
Swap Contracts	$(565,267)	$(346,197)	$(911,464)
Total net change in unrealized appreciation/(depreciation)	$(565,267)	$(346,197)	$(911,464)

Structured Notes – There are several risks associated with the use of structured notes. Structured notes are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes a Fund invests in, which may make it difficult for that Fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation. Although the Funds will not invest in any structured notes unless the Funds’ management believes that the issuer is creditworthy, a Fund does bear the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the issuer.

Swap Agreements – The Funds may enter into swap agreements to manage their exposure to various risks. A total rate of return swap agreement is a derivative contract in which one party (the receiver) receives the total return of a specific index or a specific security on a notional amount of principal from a second party (the seller) in return for paying a funding cost, which is usually quoted in relation to the London Inter-Bank Offered Rate (“LIBOR”). During the life of the agreement, there are periodic exchanges of cash flows in which the index receiver pays the LIBOR-based interest on the notional principal amount and receives (or pays if the total return is negative or spreads widen) the index total return on the notional principal amount. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer agrees to periodically pay the seller a premium, generally expressed in terms of interest on a notional principal amount, over a specified period in exchange for receiving compensation from the seller when an underlying reference debt obligation or index of reference debt obligations is subject to one or more specified adverse credit events (such as bankruptcy, failure to pay, acceleration of indebtedness, restructuring, or repudiation/ moratorium). A Fund will become a protection seller to take on credit risk in order to earn a premium. A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2017

netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market based upon quotations from market makers and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Consolidated Statements of Operations. Net payments on swap agreements are included as part of realized gain/loss in the Consolidated Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized in the Consolidated Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, that there may be unfavorable changes in the fluctuation of interest rates or the occurrence of adverse credit events on reference debt obligations.

Credit Facility – The Funds have collectively entered into a $15 million secured Revolving Credit Agreement (the “Agreement”) with MUFG Union Bank, National Association (“UB”). Under the terms of the Agreement, each Fund may not exceed the limit on borrowing money set forth in the Registration Statement of that Fund and the borrowing will be used only for temporary or emergency purposes including the financing of redemptions. Interest is charged to each Fund based on the prevailing market rates in effect at the time of the borrowing. The Funds will collateralize the borrowings with certain securities the Funds hold at the time of borrowing. There were no borrowings during the year. At July 31, 2017, there were no outstanding borrowings.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

Each Fund’s policy is to recognize a net asset or liability in the Consolidated Statements of Assets and Liabilities equal to the unrealized appreciation or depreciation for futures and swaps contracts. During the year ended July 31, 2017, each Fund is subject to a master netting arrangement for the futures and swaps. The following table shows additional information regarding the offsetting of assets and liabilities at July 31, 2017.

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2017

				Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities

		Gross Amounts Offset in	Net Amounts of Assets
	Gross Amounts of	the Statement of Assets &	Presented in the Statement	Financial	Cash Collateral
	Recognized Assets	Liabilities	of Assets & Liabilities	Instruments	Received/(Pledged)	Net Amount
Arrow DWA Balanced Fund

Future Contracts -Goldman Sachs	$189,945	$55,684	$134,261	$—	$—	$134,261
Total	$189,945	$55,684	$134,261	$—	$—	$134,261

Arrow DWA Tactical Fund

Future Contracts -Goldman Sachs	$1,220,450	$1,115,005	$105,445	$—	$—	$105,445
Total	$1,220,450	$1,115,005	$105,445	$—	$—	$105,445

Arrow Alternative Solutions Fund

Future Contracts -Goldman Sachs	$645,600	$6,344	$639,256	$—	$—	$639,256

Swaps Contracts -Deutsche Bank	24,636	—	24,636	—	—	24,636
Total	$670,236	$6,344	$663,892	$—	$—	$663,892

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities

		Gross Amounts Offset in	Net Amounts of Assets
	Gross Amounts of	the Statement of Assets &	Presented in the Statement	Financial	Cash Collateral
Description	Recognized Liabilities	Liabilities	of Assets & Liabilities	Instruments	Pledged	Net Amount
Arrow Alternative Solutions Fund

Swaps Contracts -Goldman Sachs	$139,499	$—	$139,499	$—	$139,499	$—
Futures Contract -Goldman Sachs	6,344	6,344	—	—	—	—
Total	$145,843	$6,344	$139,499	$—	$139,499	$—

Arrow Managed Futures Strategy Fund

Swaps Contracts - Societe Generale	$252,960	$—	$252,960	$—	$—	$252,960
Total	$252,960	$—	$252,960	$—	$—	$252,960

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2017

4.	INVESTMENT TRANSACTIONS

For the year ended July 31, 2017, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales
Arrow DWA Balanced Fund	$223,023,859	$268,931,873
Arrow DWA Tactical Fund	379,800,811	393,938,210
Arrow Alternative Solutions Fund	254,850,436	226,718,604
Arrow Managed Futures Strategy Fund	5,401,525	5,401,041

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Funds are overseen by the Board, which is responsible for the overall management of the Funds. Arrow Investment Advisors, LLC, serves as the Funds’ investment advisor (the “Advisor”).

Pursuant to an advisory agreement with the Trust, with respect to each Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of ADBF and ADTF average daily net assets, 0.75% of AASF average daily net assets, and 0.85% of AMFSF average daily net assets.

Pursuant to an exemptive order, ADBF, ADTF, AASF and AMFSF each invested a portion of their assets in the other Arrow Funds. ADBF invested in AMFSF, Arrow Commodity Strategy Fund and Arrow Reserve Capital Management ETF. ADTF, AASF and AMFSF each invested in the Arrow Reserve Capital Management ETF. The Advisor has agreed to waive 0.70% of its advisory fee on the portion of ADBF’s assets that are invested in the Arrow Managed Futures Strategy Fund and in the Arrow Commodity Strategy Fund. The Advisor has agreed to waive 0.10% of its advisory fee on the portion of ADBF, ADTF, AASF and AMFSF’s assets that are invested in the Arrow Reserve Capital Management ETF. For the year ended July 31, 2017, the Advisor waived $70,769, $23, $14,194 and $704, in ADBF, ADTF, AASF and AMFSF, respectively.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Funds. The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% of its average daily net assets for Class A and an annual rate of 1.00% of its average daily net assets for Class C and is paid to Archer Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and-or maintenance of the

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2017

Funds’ shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A and Class C shares. The Distributor is an affiliate of the Advisor. For the year ended July 31, 2017, the Distributor received $219,417 of which $30,451 was retained in commissions.

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Trust for serving in such capacities.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Bassett Compliance Consulting Services, LLC provided a Chief Compliance Officer to the Trust until September 2016. Effective September 22, 2016, Christopher Lewis began serving as Chief Compliance Officer of the Trust.

6.	REDEMPTION FEES

The Funds, except for AASF, may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption fee occurs. For the year ended July 31, 2017, ADBF, ADTF, AASF and AMFSF assessed $899, $985, $0, and $5,368 respectively, in redemption fees.

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

AASF currently invests a portion of its assets in the Arrow Reserve Capital Management ETF (ARCM), a Fund advised by the same Advisor. ARCM is registered under the 1940 Act, as an open-end management investment company. ARCM’s investment objective seeks to preserve capital while maximizing current income. ARCM’s securities valuation policies are similar to AASF’s policies. AASF may redeem its investment in ARCM at any time if the Advisor determines that it is in the best interest of AASF and its shareholders to do so. The performance of AASF may be directly affected by the performance of ARCM. The financial statements of ARCM, including the portfolio of investments, can be found at ARCM’s website, www.arrowfunds.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the AASF financial statements. As of July 31, 2017, AASF

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2017

owns 90.4% of the ARCM Fund. As of July 31, 2017, the percentage of AASF’s net assets invested in ARCM was 41.5%.

8.	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or under common control. Companies which are affiliates of a Fund at July 31, 2017 are noted in the Funds’ Consolidated Portfolios of Investments. Transactions during the year ended July 31, 2017 with companies which are affiliates are as follows:

ABDF

								Net Change in
		Value -				Dividends		Unrealized
		Beginning			Realized	Credited to	Value - End	Appreciation/	Shares - End
Cusip	Description	of Year	Purchases	Sales Proceeds	Gain/Loss	Income	of Year	(Depreciation)	of Year
042765776	Arrow Reserve Capital Management ETF	$—	$5,001,050	$—	$—	$3,000	$5,002,500	$1,450	250,000
042765859	Arrow Managed Futures Strategy Fund	—	14,246,518	(2,250,000)	52,037	—	11,681,513	(367,042)	1,595,835
042765826	Arrow Commodity Strategy Fund	—	7,341,384	(7,196,905)	(144,479)	—	—	—	—
		$—	$26,588,952	$(9,446,905)	$(92,442)	$3,000	$16,684,013	$(365,592)	1,845,835

ADTF

								Net Change in
		Value -				Dividends		Unrealized
		Beginning			Realized	Credited to	Value - End	Appreciation/	Shares - End
Cusip	Description	of Year	Purchases	Sales Proceeds	Losses	Income	of Year	(Depreciation)	of Year
042765776	Arrow Reserve Capital Management ETF	$—	$140,160	$—	$—	$107	$140,070	$(90)	7,000

AASF

								Net Change in
		Value -				Dividends		Unrealized
		Beginning			Realized	Credited to	Value - End	Appreciation/	Shares - End
Cusip	Description	of Year	Purchases	Sales Proceeds	Losses	Income	of Year	(Depreciation)	of Year
042765776	Arrow Reserve Capital Management ETF	$—	$56,531,240	$(5,801,008)	$(6,242)	$62,780	$50,714,365	$(9,625)	2,534,451

AMFSF
								Net Change in
		Value -				Dividends		Unrealized
		Beginning		Realized		Credited to	Value - End	Appreciation/	Shares - End
Cusip	Description	of Year	Purchases	Sales Proceeds	Losses	Income	of Year	(Depreciation)	of Year
042765776	Arrow Reserve Capital Management ETF	$—	$5,401,525	$(5,401,041)	$(484)	$239	$—	$—	—

Cross trades for the year ended July 31, 2017 were executed by the Funds pursuant to procedures adopted by the Board of Trustees of the Funds to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between a Fund and other series of the Trust. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2017

For the year ended July 31, 2017, pursuant to these Procedures, each Fund’s total cross trades transactions were as follows:

	Purchases at	Sales	Net Realized
Fund	Cost	Proceeds	Gain/(Loss)
ABDF	$5,001,050	$—	$—
AASF	—	5,006,250	(5,125)

Amounts designated as “-” are zero or have been rounded to zero.

9.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the year ended July 31, 2017 was as follows:

For the year ended July 31, 2017:

	Ordinary	Long-Term
	Income	Capital Gains	Total
ADBF	$—	$—	$—
ADTF	5,900,666	—	5,900,666
AASF	7,186,104	541,248	7,727,352
AMFSF	8,725,462	—	8,725,462

The tax character of Fund distributions for the year ended July 31, 2016 was as follows:

For the year ended July 31, 2016:

	Ordinary	Long-Term
	Income	Capital Gains	Total
ADBF	$—	$10,977,532	$10,977,532
ADTF	2,582,800	10,766,775	13,349,575
AASF	906,047	—	906,047
AMFSF	781,440	—	781,440

As of July 31, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
ADBF	$—	$6,925,373	$(271,458)	$—	$(4,939,905)	$7,435,151	$9,149,161
ADTF	8,050,803	3,891,277	—	—	(3,736,922)	11,793,797	19,998,955
AASF	6,371,802	262,526	—	—	—	403,545	7,037,873
AMFSF	—	—	(743,449)	(589,507)	(41,476,513)	—	(42,809,469)

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2017

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net investment income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to adjustments for the Funds’ wholly owned subsidiaries, real estate investment trusts, the tax deferral of losses on wash sales, and mark-to-market on open futures and swap contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
ADBF	$271,458
ADTF	—
AASF	—
AMFSF	722,533

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to not defer such capital losses as follows:

Post October
Losses
ADBF	$—
ADTF	—
AASF	—
AMFSF	20,916

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. At July 31, 2017, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Short-Term	Long-Term	Total	Expiration
AMFSF	$123,374	$—	$123,374	July 31, 2019
	331,089	135,044	466,133	No expiration
	454,463	135,044	589,507

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2017

Permanent book and tax differences, primarily attributable to the differing book/ tax treatment of foreign currency gains (losses) and net operating losses, the reclassification of Fund distributions, swap gains and losses, and tax adjustments for real estate investment trusts, resulted in reclassification for the year ended July 31, 2017 as follows:

	Paid	Accumulated	Accumulated
	In	Net Investment	Net Realized
	Capital	Income (Loss)	Gains (Loss)
ADBF	$(390,328)	$387,965	$2,363
ADTF	—	120,224	(120,224)
AASF	—	1,907,905	(1,907,905)
AMFSF	(6,975,531)	668,150	6,307,381

10.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11.	SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Consolidated Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Arrow Investments Trust
and the Shareholders of Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow Alternative Solutions Fund, and Arrow Managed Futures Strategy Fund

We have audited the accompanying consolidated statements of assets and liabilities of Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, and Arrow Managed Futures Strategy Fund, each a series of shares of beneficial interest in Arrow Investments Trust (together with Arrow Alternative Solutions Fund, the “Funds”), including the consolidated portfolios of investments, as of July 31, 2017, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended and the consolidated financial highlights for each of the years in the five-year period then ended. We have also audited the statement of assets and liabilities of Arrow Alternative Solutions Fund, including the portfolio of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the consolidated (where noted) statements of changes in net assets for each of the years in the two-year period then ended and the consolidated (where noted) financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017 by correspondence with the custodian, counterparties, and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated (where noted) financial position of Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow Alternative Solutions Fund, and Arrow Managed Futures Strategy Fund as of July 31, 2017, and the consolidated (where noted) results of their operations for the year then ended, the consolidated (where noted) changes in their net assets for each of the years in the two-year period then ended and their consolidated (where noted) financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
September 28, 2017

The Arrow Funds
EXPENSE EXAMPLES (Unaudited)
July 31, 2017

As a shareholder of the Arrow DWA Balanced Fund, the Arrow DWA Tactical Fund, the Arrow Alternative Solutions Fund, or the Arrow Managed Futures Strategy Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Arrow Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2017 through July 31, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each of the Arrow Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Expense Ratio
	Value	Value	During Period*	During Period**
Actual	2/1/17	7/31/17	2/1/17 – 7/31/17	2/1/17 – 7/31/17
DWA Balanced Class A	$1,000.00	$1,042.70	$7.60	1.50%
DWA Balanced Class C	1,000.00	1,038.80	11.37	2.25
DWA Balanced Institutional Class	1,000.00	1,044.00	6.34	1.25
DWA Tactical Class A	1,000.00	1,053.10	8.60	1.69
DWA Tactical Class C	1,000.00	1,049.70	12.40	2.44
DWA Tactical Institutional Class	1,000.00	1,055.00	7.34	1.44
Alternative Solutions Class A	1,000.00	992.00	7.26	1.47
Alternative Solutions Class C	1,000.00	988.10	11.19	2.27
Alternative Solutions Institutional Class	1,000.00	993.40	6.18	1.25
Managed Futures Strategy Class A	1,000.00	974.40	6.85	1.40
Managed Futures Strategy Class C	1,000.00	979.00	10.55	2.15
Managed Futures Strategy Institutional Class	1,000.00	976.00	5.63	1.15

The Arrow Funds
EXPENSE EXAMPLES (Unaudited) (Continued)
July 31, 2017

	Beginning
	Account	Ending	Expenses Paid	Expense Ratio
Hypothetical	Value	Account Value	During Period*	During Period**
(5% return before expenses)	2/1/17	7/31/17	2/1/17 – 7/31/17	2/1/17 – 7/31/17
DWA Balanced Class A	$1,000.00	$1,017.36	$7.50	1.50%
DWA Balanced Class C	1,000.00	1,013.64	11.23	2.25
DWA Balanced Institutional Class	1,000.00	1,018.60	6.26	1.25
DWA Tactical Class A	1,000.00	1,016.41	8.45	1.69
DWA Tactical Class C	1,000.00	1,012.69	12.18	2.44
DWA Tactical Institutional Class	1,000.00	1,017.65	7.20	1.44
Alternative Solutions Class A	1,000.00	1,017.50	7.35	1.47
Alternative Solutions Class C	1.000.00	1,013.54	11.33	2.27
Alternative Solutions Institutional Class	1,000.00	1,018.60	6.26	1.25
Managed Futures Strategy Class A	1,000.00	1,017.85	7.00	1.40
Managed Futures Strategy Class C	1,000.00	1,014.13	10.74	2.15
Managed Futures Strategy Institutional Class	1,000.00	1,019.09	5.76	1.15

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized.

The Arrow Funds
SUPPLEMENTAL INFORMATION (Unaudited)
July 31, 2017

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees. The address of each Trustee and Officer is 6100 Chevy Chase Drive, Suite 100, Laurel, Maryland 20707, unless otherwise noted.

Non-Interested Trustees

Name, Year of Birth and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee[1]	Other Directorships Held During the Past 5 Years
Robert S. Andrialis Year of Birth: 1944	Trustee	Since March 2014	Currently Independent Consultant (since 2014); Formerly President, Secured Growth Quantitative Research, (2011–2014); Independent Consultant (2010-2011).	8	Arrow ETF Trust (since September 2011)
Paul Montgomery Year of Birth: 1953	Trustee	Indefinite/ Since Sept. 2011	Director of Research Scotia Partners, LLC (since 2012) Managing Member, Theta Investment Research, LLC (2003-2012).	8	Arrow ETF Trust (since March 2014)
Thomas T. Sarkany Year of Birth: 1946	Trustee	Since March 2014	Founder and President, TTS Consultants, LLC, (since 2010).	8	Arrow ETF Trust (since September 2011) Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981); Trustee, Northern Lights Fund Trust IV (since July 2015)

The Arrow Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
July 31, 2017

Interested Trustees and Officers

Name, Year of Birth and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee[1]	Other Directorships Held During the Past 5 Years
Joseph Barrato[2] Year of Birth: 1965	Trustee, President & Principal Executive Officer	Indefinite term as Trustee, 1- year renewable term as officer (since Sept. 2011)	Founder and Chief Executive Officer, Arrow (since 2006).	8	Arrow ETF Trust (since 2012)
Christopher Lewis Year of Birth: 1970	Chief Compliance Officer	1 year renewable term (since Sept. 2016)	Chief Compliance Officer of Arrow (since 2017); Chief Compliance Officer of Fund Complex[1] (since 2016); Of Counsel, Paxton Law Group (2014-2015); General Counsel and CCO, Eaglewood Capital Management (2013-2014); General Counsel and Director, Alaric Compliance Services (2009-2013).	N/A	N/A
Jake Griffith Year of Birth: 1978	Secretary	1 year renewable term (since Sept. 2011)	Founder and President, Director of Sales, Arrow (since 2006).	N/A	N/A
Sam Singh 80 Arkay Dr. Hauppauge, NY 11788 Year of Birth: 1976	Principal Financial Officer and Treasurer	1-year renewable term (since Oct. 2013)	Vice President, GFS (since 2015); Assistant Vice President, GFS (2011- 2014); Vice President of Fund Administration; BNY Mellon (2007- 2011).	N/A	N/A
Dawn M. Dennis 80 Arkay Dr. Hauppauge, NY 11788 Year of Birth: 1966	Assistant Secretary	1 year renewable term (since June 2013)	Senior Paralegal, GFS (since 2013), Paralegal (2011 - 2013).	N/A	N/A

1	The “Fund Complex” includes Arrow ETF Trust, a registered management investment company, in addition to the Trust.

2	Joseph Barrato is considered to be an “interested person” of the Arrow Trust, as that term is defined in the 1940 Act, because he is a controlling interest holder of the investment Advisor to each Fund, Arrow Investment Advisors, LLC.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-277-6933.

PRIVACY NOTICE

Arrow Investments Trust

FACTS	WHAT DOES ARROW INVESTMENTS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow Investments Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Arrow Investments Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-877-277-6933

PRIVACY NOTICE

Arrow Investments Trust

What we do:
How does Arrow Investments Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow Investments Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Arrow Investments Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Arrow Investments Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Arrow Investments Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-277-6933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-277-6933.

INVESTMENT ADVISOR
Arrow Investment Advisors, LLC
6100 Chevy Chase Drive, Suite 100
Laurel, MD 20707

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that Robert S. Andrialis is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr Andrialis is independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $ 66,500

2016 - $ 78,500

(b)	Audit-Related Fees

2017 – None

2016 – None

(c)	Tax Fees

2017 - $ 10,800

2016 - $ 13,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 – None

2016– None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2017      2016

Audit-Related Fees:       0.00%   0.00%

Tax Fees:                     0.00%   0.00%

All Other Fees:             0.00%   0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $10,800

2016 - $13,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Arrow Investments Trust

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/President

Date 10/10/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/President

Date 10/10/17

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 10/10/17